SEAGULL ENERGY CORPORATION

                                       AND

                              THE BANK OF NEW YORK






                          Senior Subordinated Indenture

                            Dated as of July 15, 1993

                             CROSS REFERENCE SHEET*


     Provisions of Trust Indenture Act of 1939 and Indenture to be dated as of July 15, 1993 between SEAGULL ENERGY CORPORATION and The Bank of New York,
Trustee:


Section of the Act                                                                             Section of Indenture

310(a)(1), (2) and (5)...............................................................        6.9
310(a)(3) and (4)....................................................................        Inapplicable
310(b)...............................................................................        6.8 and 6.10(a), (b)
                                                                                             and (d)
310(c)...............................................................................        Inapplicable
311(a)...............................................................................        6.13(a) and (c)
311(b)...............................................................................        6.13(b) and (c)
311(c)...............................................................................        Inapplicable
312(a)...............................................................................        4.1 and 4.2(a)
312(b)...............................................................................        4.2(a) and (b)(i)
                                                                                             and (ii)
312(c)...............................................................................        4.2(c)
313(a)...............................................................................        4.4(a)(i), (ii),
                                                                                             (iii), (iv), (v),
                                                                                             (vi) and (vii)
313(a)(5)............................................................................        Inapplicable
313(b)(1)............................................................................        Inapplicable
313(b)(2)............................................................................        4.4(b)
313(c)...............................................................................        4.4(c)
313(d)...............................................................................        4.4(d)
314(a)...............................................................................        4.3
314(b)...............................................................................        Inapplicable
314(c)(1) and (2)....................................................................        11.5
314(c)(3)............................................................................        Inapplicable
314(d)...............................................................................        Inapplicable
314(e)...............................................................................        11.5
314(f)...............................................................................        Inapplicable
315(a), (c) and (d)..................................................................        6.1
315(b)...............................................................................        5.8
315(e)...............................................................................        5.9
316(a)(1)............................................................................        5.7
316(a)(2)............................................................................        Not required
316(a) (last sentence)...............................................................        7.4
316(b)...............................................................................        5.4
317(a)...............................................................................        5.2
317(b)...............................................................................        3.5(a)
318(a)...............................................................................        11.7




                                                      ARTICLE ONE
                                                      DEFINITIONS

Affiliate.......................................................................................................  1
Asset Sale......................................................................................................  2
Authenticating Agent............................................................................................  2
Bankruptcy Code.................................................................................................  2
Board of Directors..............................................................................................  2
Board Resolution................................................................................................  2
Business Day....................................................................................................  2
Commission......................................................................................................  2
Consolidated Net Tangible Assets................................................................................  2
Corporate Trust Office..........................................................................................  2
Depositary......................................................................................................  2
EBITDA..........................................................................................................  3
EBITDA/Interest Ratio...........................................................................................  3
ENSTAR Alaska...................................................................................................  3
Event of Default................................................................................................  3
Global Security.................................................................................................  3
Holder..........................................................................................................  3
Holder of Securities............................................................................................  3
Securityholder..................................................................................................  3
Indebtedness....................................................................................................  3
Indenture.......................................................................................................  4
interest........................................................................................................  4
Issuer..........................................................................................................  4
Issuer Order....................................................................................................  4
Officers' Certificate...........................................................................................  4
Opinion of Counsel..............................................................................................  4
original issue date.............................................................................................  4
original issue discount.........................................................................................  4
Original Issue Discount Security................................................................................  5
Outstanding.....................................................................................................  5
Periodic Offering...............................................................................................  5
Person..........................................................................................................  5
Place of Payment................................................................................................  5
principal.......................................................................................................  5
principal amount................................................................................................  6
Principal Property..............................................................................................  6
record date.....................................................................................................  6
Responsible Officer.............................................................................................  6
Restricted Subsidiary...........................................................................................  6
Sale and Leaseback Transaction..................................................................................  6
Secured Debt....................................................................................................  6
Security........................................................................................................  6
Securities......................................................................................................  6
Senior Indebtedness.............................................................................................  6
Senior Subordinated Indebtedness................................................................................  6
Subordinated Indebtedness.......................................................................................  7
Subsidiary......................................................................................................  7
Trust Indenture Act of 1939.....................................................................................  7
Trustee.........................................................................................................  7
Unrestricted Subsidiary.........................................................................................  7
U.S. Government Obligations.....................................................................................  7
vice president..................................................................................................  7
Yield to Maturity...............................................................................................  7

                                                     ARTICLE TWO
                                                     SECURITIES


SECTION 2.1       Forms Generally...............................................................................  8
SECTION 2.2       Form of Trustee's Certificate of Authentication...............................................  8
SECTION 2.3       Amount Unlimited, Issuable in Series..........................................................  8
SECTION 2.4       Authentication and Delivery of Securities..................................................... 10
SECTION 2.5       Execution of Securities....................................................................... 12
SECTION 2.6       Certificate of Authentication................................................................. 13
SECTION 2.7       Denomination and Date of Securities; Payments of Interest..................................... 13
SECTION 2.8       Registration Transfer and Exchange............................................................ 13
SECTION 2.9       Mutilated, Defaced, Destroyed, Lost and Stolen Securities..................................... 15
SECTION 2.10      Cancellation of Securities; Disposition Thereof............................................... 16
SECTION 2.11      Temporary Securities.......................................................................... 16
SECTION 2.12      CUSIP Numbers................................................................................. 16

                                                  ARTICLE THREE
                                             COVENANTS OF THE ISSUER

SECTION 3.1       Payment of Principal and Interest............................................................. 17
SECTION 3.2       Offices for Notices and Payments, etc......................................................... 17
SECTION 3.3       No Interest Extension......................................................................... 17
SECTION 3.4       Appointments to Fill Vacancies in Trustee's Office............................................ 17
SECTION 3.5       Provision as to Paying Agent.................................................................. 17
SECTION 3.6       Restriction on Creation of Secured Debt....................................................... 18
SECTION 3.7       Restriction on Sale and Leaseback Transactions................................................ 19
SECTION 3.8       Restriction on Transfer of Principal Property to Unrestricted Subsidiary...................... 20
SECTION 3.9       Restriction on Incurrence of Indebtedness by Restricted Subsidiaries.......................... 20
SECTION 3.10      Limitation on Incurrence of Additional Indebtedness........................................... 21
SECTION 3.11      Limitation on Issuance of Certain Other Subordinated Indebtedness............................. 21

                                                   ARTICLE FOUR
                                      SECURITYHOLDERS LISTS AND REPORTS BY THE
                                               ISSUER AND THE TRUSTEE

SECTION 4.1       Issuer to Furnish Trustee Information as to Names and Addresses of Securityholders...........  22
SECTION 4.2       Preservation and Disclosure of Securityholders Lists.......................................... 22
SECTION 4.3       Reports by the Issuer......................................................................... 23
SECTION 4.4       Reports by the Trustee........................................................................ 23

                                                   ARTICLE FIVE
                                    REMEDIES OF THE TRUSTEE AND SECURITY HOLDERS
                                                ON EVENT OF DEFAULT

SECTION 5.1       Events of Default............................................................................. 25
SECTION 5.2       Payment of Securities on Default; Suit Therefor............................................... 27
SECTION 5.3       Application of Moneys Collected by Trustee.................................................... 28
SECTION 5.4       Proceedings by Securityholders................................................................ 28
SECTION 5.5       Proceedings by Trustee........................................................................ 29
SECTION 5.6       Remedies Cumulative and Continuing............................................................ 29
SECTION 5.7       Direction of Proceedings; Waiver of Defaults by Majority of Securityholders................... 29
SECTION 5.8       Notice of Defaults............................................................................ 30
SECTION 5.9       Undertaking to Pay Costs...................................................................... 30

                                                     ARTICLE SIX
                                               CONCERNING THE TRUSTEE
SECTION 6.1       Duties and Responsibilities of the Trustee; During Default; Prior to Default.................. 30
SECTION 6.2       Certain Rights of the Trustee................................................................. 31
SECTION 6.3       Trustee Not Responsible for Recitals, Disposition of Securities or Application
                    of Proceeds Thereof......................................................................... 32
SECTION 6.4       Trustee and Agents May Hold Securities; Collections, etc...................................... 32
SECTION 6.5       Moneys Held by Trustee........................................................................ 32
SECTION 6.6       Compensation and Indemnification of Trustee and Its Prior Claim............................... 32
SECTION 6.7       Right of Trustee to Rely on Officers' Certificate, etc........................................ 33
SECTION 6.8       Qualification of Trustee; Conflicting Interests............................................... 33
SECTION 6.9       Persons Eligible for Appointment as Trustee................................................... 37
SECTION 6.10      Resignation and Removal; Appointment of Successor Trustee..................................... 38
SECTION 6.11      Acceptance of Appointment by Successor Trustee................................................ 39
SECTION 6.12      Merger, Conversion, Consolidation or Succession to Business of Trustee........................ 39
SECTION 6.13      Preferential Collection of Claims Against the Issuer.......................................... 40
SECTION 6.14      Appointment of Authenticating Agent........................................................... 42

                                                   ARTICLE SEVEN
                                           CONCERNING THE SECURITYHOLDERS

SECTION 7.1       Evidence of Action Taken by Securityholders................................................... 43
SECTION 7.2       Proof of Execution of Instruments and of Holding of Securities................................ 43
SECTION 7.3       Holders to be Treated as Owners............................................................... 44
SECTION 7.4       Securities Owned by Issuer Deemed Not Outstanding............................................. 44
SECTION 7.5       Right of Revocation of Action Taken........................................................... 44
SECTION 7.6       Record Date for Consents and Waivers.......................................................... 45

                                                  ARTICLE EIGHT
                                             SUPPLEMENTAL INDENTURES

SECTION 8.1       Supplemental Indentures Without Consent of Securityholders.................................... 45
SECTION 8.2       Supplemental Indentures with Consent of Securityholders....................................... 46
SECTION 8.3       Effect of Supplemental Indenture.............................................................. 47
SECTION 8.4       Documents to Be Given to Trustee.............................................................. 47
SECTION 8.5       Notation on Securities in Respect of Supplemental Indentures.................................. 47
SECTION 8.6       Subordination Unimpaired...................................................................... 47

                                                   ARTICLE NINE
                          CONSOLIDATION, MERGER, SALE, LEASE, EXCHANGE OR OTHER DISPOSITION

SECTION 9.1       Issuer May Consolidate, etc., on Certain Terms................................................ 48
SECTION 9.2       Securities to be Secured in Certain Events.................................................... 48
SECTION 9.3       Successor Corporation to be Substituted....................................................... 48
SECTION 9.4       Opinion of Counsel to be Given Trustee........................................................ 49

                                                  ARTICLE TEN
                            SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONEYS

SECTION 10.1      Satisfaction and Discharge of Indenture....................................................... 49
SECTION 10.2      Application by Trustee of Funds Deposited for Payment of Securities........................... 51
SECTION 10.3      Repayment of Moneys Held by Paying Agent...................................................... 51
SECTION 10.4      Return of Moneys Held by Trustee and Paying Agent Unclaimed for Two Years..................... 51
SECTION 10.5      Indemnity for U.S. Government Obligations..................................................... 51

                                                  ARTICLE ELEVEN
                                              MISCELLANEOUS PROVISIONS
SECTION 11.1      Partners, Incorporators, Stockholders, Officers and Directors of Issuer Exempt
                   from Individual Liability.................................................................... 52
SECTION 11.2      Provisions of Indenture for the Sole Benefit of Parties and Holders of Securities............. 52
SECTION 11.3      Successors and Assigns of Issuer Bound by Indenture........................................... 52
SECTION 11.4      Notices and Demands on Issuer, Trustee and Holders of Securities.............................. 52
SECTION 11.5      Officers' Certificates and Opinions of Counsel; Statements to Be Contained Therein............ 52
SECTION 11.6      Payments Due on Saturdays, Sundays and Holidays............................................... 53
SECTION 11.7      Conflict of Any Provision of Indenture with Trust Indenture Act of 1939....................... 53
SECTION 11.8      GOVERNING LAW................................................................................. 53
SECTION 11.9      Counterparts.................................................................................. 54
SECTION 11.10     Effect of Headings............................................................................ 54

                                                    ARTICLE TWELVE
                                     REDEMPTION OF SECURITIES AND SINKING FUNDS

SECTION 12.1      Applicability of Article...................................................................... 54
SECTION 12.2      Notice of Redemption; Partial Redemptions..................................................... 54
SECTION 12.3      Payment of Securities Called for Redemption................................................... 55
SECTION 12.4      Exclusion of Certain Securities from Eligibility for Selection for Redemption................. 55
SECTION 12.5      Mandatory and Optional Sinking Funds.......................................................... 55

                                                  ARTICLE THIRTEEN
                                                    SUBORDINATION

SECTION 13.1      Securities Subordinated to Senior Indebtedness................................................ 57
SECTION 13.2      Reliance on Certificate of Liquidating Agent; Further Evidence as to Ownership of
                    Senior Indebtedness ........................................................................ 59
SECTION 13.3      Payment Permitted If No Default............................................................... 60
SECTION 13.4      Disputes with Holders of Certain Senior Indebtedness.......................................... 60
SECTION 13.5      Trustee Not Charged with Knowledge of Prohibition............................................. 60
SECTION 13.6      Trustee to Effectuate Subordination........................................................... 61
SECTION 13.7      Rights of Trustee as Holder of Senior Indebtedness............................................ 61
SECTION 13.8      Article Applicable to Paying Agents........................................................... 61
SECTION 13.9      Subordination Rights Not Impaired by Acts or Omissions of the Issuer or Holders
                    of Senior Indebtedness...................................................................... 61
SECTION 13.10     Trustee Not Fiduciary for Holders of Senior Indebtedness...................................... 61


     THIS SENIOR SUBORDINATED INDENTURE, dated as of July 15, 1993 between SEAGULL ENERGY CORPORATION, a Texas corporation (the "Issuer"), and The Bank of New York, a New York banking corporation as trustee (the "Trustee"),

                              W I T N E S S E T H:

     WHEREAS, the Issuer has duly authorized the issuance from time to time of its unsecured senior subordinated debentures, notes or other evidences of indebtedness to be issued in one or more series (the "Securities") up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture;

     WHEREAS, the Issuer has duly authorized the execution and delivery of this Indenture to provide, among other things, for the authentication, delivery and administration of the Securities; and

     WHEREAS, all things necessary to make this Indenture a valid indenture and agreement according to its terms have been undertaken and completed;

     NOW, THEREFORE:

     In consideration of the premises and the purchases of the Securities by the Holders (as hereinafter defined) thereof, the Issuer and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective Holders from time to time of the Securities as follows:


                                   ARTICLE ONE
                                   DEFINITIONS

     SECTION 1.1 For all purposes of this Indenture and of any indenture supplemental hereto the following terms shall have the respective meanings specified in this Section 1.1 (except as otherwise expressly provided or unless the context otherwise clearly requires). All other terms used in this Indenture that are defined in the Trust Indenture Act of 1939, including terms defined therein by reference to the Securities Act of 1933, as amended, shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture (except as herein otherwise expressly provided or unless the context otherwise clearly requires).

     All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" means such accounting principles as are generally accepted at the time of any computation.

     The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The expressions "date of this Indenture", "date hereof", "date as of which this Indenture is dated" and "date of execution and delivery of this Indenture" and other expressions of similar import refer to the effective date of the original execution and delivery of this Indenture, viz. July 15, 1993.

     The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Asset Sale" for any Person shall mean the sale, lease, conveyance or other disposition (including without limitation by merger or consolidation, and whether by operation of law or otherwise) of any of that Person's assets (including without limitation the sale or other disposition of capital stock of any Subsidiary of such Person, whether by such Person or by such Subsidiary), whether owned on the date of this Indenture or subsequently acquired, in one transaction or a series of related transactions, in which such Person and/or its Subsidiaries receive cash and/or other consideration (including without limitation the unconditional assumption of Indebtedness of such Person and/or its Subsidiaries) having an aggregate fair market value of $5 million or more as to such transaction or series of transactions; provided, however, that the following shall not constitute Asset Sales: (i) sales of inventories in the ordinary course of business or pledges of inventories and of accounts receivable by the Issuer or its Subsidiaries; (ii) transactions between the Issuer and any of its wholly owned Subsidiaries or among such wholly owned Subsidiaries; and
(iii) the incurrence of any mortgage, security interest, pledge, lien or encumbrance that secures Secured Debt as permitted by Section 3.6.

     "Authenticating Agent" shall have the meaning set forth in Section 6.14.

     "Bankruptcy Code" means the United States Bankruptcy Code, 11 United States Code ss.ss. 101 et seq., or any successor statute thereto.

     "Board of Directors" means either the Board of Directors of the Issuer or any committee of such Board duly authorized to act on its behalf.

     "Board Resolutions" means one or more resolutions, certified by the secretary or an assistant secretary of the Issuer to have been duly adopted or consented to by the Board of Directors and to be in full force and effect.

     "Business Day" means, with respect to any Security, a day that (a) in the Place of Payment (or in any of the Places of Payment, if more than one) in which amounts are payable, as specified in the form of such Security, and (b) in the city in which the Corporate Trust Office is located, is not a day on which banking institutions are authorized or required by law or regulation to close.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act of 1939, then the body performing such duties on such date.

     "Consolidated Net Tangible Assets" means the aggregate amount of assets included on the most recent consolidated balance sheet of the Issuer and its Restricted Subsidiaries, less applicable reserves and other properly deductible items and after deducting therefrom (a) all current liabilities and (b) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, all in accordance with generally accepted accounting principles consistently applied.

     "Corporate Trust Office" means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the date as of which this Indenture is dated, located in New York, New York.

     "Depositary" means, with respect to the Securities of any series issuable or issued in the form of one or more Global Securities, the Person designated as Depositary by the Issuer pursuant to Section 2.3 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and, if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Global Securities of such series.

     "EBITDA" shall mean net earnings (excluding gains and losses on sales and retirement of assets, non-cash write downs and charges resulting from accounting convention changes) before deduction for federal and state taxes, interest expense or depreciation, depletion and amortization expense, all determined in accordance with generally accepted accounting principles.

     "EBITDA/Interest Ratio", on any date, shall mean the ratio of (a) EBITDA of the Issuer and its Restricted Subsidiaries on a consolidated basis to (b) interest expense on all Indebtedness of the Issuer and its Restricted Subsidiaries on a consolidated basis for any twelve-month period ending on the last day of the most recent calendar quarter; provided, however, that if any calculation of the Issuer's EBITDA/Interest Ratio requires the use of any quarter prior to the date of the Indenture, such calculation shall be made on a pro forma basis, giving effect to the issuance of the Securities and the use of the net proceeds therefrom, as if the same had occurred at the beginning of the twelve-month period used to make such calculation; and provided further that if any such calculation requires the use of any quarter prior to the date that any Asset Sale was consummated, any Indebtedness described in clause (a) of the definition of Indebtedness was incurred, any capital stock of the Issuer was issued in a financing transaction or any acquisition other than in the ordinary course of business was consummated by the Issuer or any Restricted Subsidiary, such calculation shall be made on a pro forma basis, giving effect to each such Asset Sale, incurrence of Indebtedness, issuance of capital stock or acquisition, as the case may be, and the use of any proceeds therefrom, as if the same had occurred at the beginning of the twelve-month period used to make such calculation.

     "ENSTAR Alaksa" means (i) the division of the Issuer known on the date of this Indenture as ENSTAR Natural Gas Company, which owns on the date of this Indenture the gas distribution system in south-central Alaska, and (ii) Alaska Pipeline Company, an Alaska corporation and a Subsidiary of the Issuer, in each case together with successors and assigns.

     "Event  of  Default"  means  any event or  condition  specified  as such in
Section 5.1.

     "Global Security" means a Security evidencing all or a part of a series of Securities issued to the Depositary for such series in accordance with Section
2.3 and bearing the legend prescribed in Section 2.4.

     "Holder", "Holder of Securities" or other similar terms mean, in the case of any Security, the person in whose name such Security is registered in the security register kept by the Issuer for that purpose in accordance with the terms hereof.

     "Indebtedness" means, with respect to any Person,

     (a) (i) the principal of and premium, if any, and interest, if any, on indebtedness for money borrowed of such Person, indebtedness of such Person evidenced by bonds, notes, debentures or similar obligations, and any guaranty by such Person of any indebtedness for money borrowed or indebtedness evidenced by bonds, notes, debentures or similar obligations of any other Person, whether any such indebtedness or guaranty is outstanding on the date of this Indenture or is thereafter created, assumed or incurred, (ii) the principal of and premium, if any, and interest, if any, on indebtedness for money borrowed, incurred, assumed or guaranteed by such Person in connection with the acquisition by it or any of its subsidiaries of any other businesses, properties or other assets and (iii) lease obligations which such Person capitalizes in accordance with Statement of Financial Accounting Standards No. 13 promulgated by the Financial Accounting Standards Board or such other generally accepted accounting principles as may be from time to time in effect;

     (b) any other indebtedness of such Person, including any indebtedness representing the balance deferred and unpaid of the purchase price of any property or interest therein, and any guaranty, endorsement or other contingent obligation of such Person in respect of any indebtedness of another that is outstanding on the date of this Indenture or is thereafter created, assumed or incurred by such Person;

     (c) obligations of such Person under interest rate, commodity or currency swaps, caps, collars, options and similar arrangements;

     (d) obligations of such Person for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction; and

     (e) any amendments, modifications, refundings, renewals or extensions of any indebtedness or obligation described as Indebtedness in clauses (a) through
(d) above.

     "Indenture" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented or both, including, for all purposes of this instrument and any such supplement, the provisions of the Trust Indenture Act of 1939 that are deemed to be a part of and govern this instrument and any such supplement, respectively, and shall include the forms and terms of particular series of Securities established as contemplated hereunder.

     The term "interest" means, when used with respect to non-interest bearing Securities (including, without limitation, any Original Issue Discount Security that by its terms bears interest only after maturity or upon default in any other payment due on such Security), interest payable after maturity (whether at stated maturity, upon acceleration or redemption or otherwise) or after the date, if any, on which the Issuer becomes obligated to acquire a Security, whether upon conversion, by purchase or otherwise.

     "Issuer" means (except as otherwise provided in Section 6.8) Seagull Energy Corporation, a Texas corporation, and, subject to Article Nine, its successors and assigns.

     "Issuer Order" means a written statement, request or order of the Issuer which is signed in its name by the chairman of the Board of Directors, the president or any vice president of the Issuer.

     "Officers' Certificate", when used with respect to the Issuer, means a certificate signed by the chairman of the Board of Directors, the president, or any vice president and by the treasurer, any assistant treasurer, the controller, any assistant controller, the secretary or any assistant secretary of the Issuer. Each such certificate shall include the statements provided for in Section 11.5 if and to the extent required by the provisions of such Section
11.5.  One of the officers  signing an Officers'  Certificate  given pursuant to
Section 4.3 shall be the principal executive, financial or accounting officer of the Issuer.

     "Opinion of Counsel" means an opinion in writing signed by the chief counsel of the Issuer or by such other legal counsel who may be an employee of or counsel to the Issuer and who shall be satisfactory to the Trustee. Each such opinion shall include the statements provided for in Section 11.5, if and to the extent required by the provisions of such Section 11.5.

     The term "original issue date" of any Security (or portion thereof) means the earlier of (a) the date of such Security or (b) the date of any Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

     The term "original issue discount" of any debt security, including any Original Issue Discount Security, means the difference between the principal amount of such debt security and the initial issue price of such debt security (as set forth in the case of an Original Issue Discount Security on the face of such Security).

     "Original Issue Discount Security" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 5.1.

     "Outstanding" (except as otherwise provided in Section 6.8), when used with reference to Securities, shall, subject to the provisions of Section 7.4, mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except:

     (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

     (b) Securities (other than Securities of any series as to which the provisions of Article Ten hereof shall not be applicable), or portions thereof, for the payment or redemption of which moneys or U.S. Government Obligations (as provided for in Section 10.1) in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Issuer) or shall have been set aside, segregated and held in trust by the Issuer for the Holders of such Securities (if the Issuer shall act as its own paying agent), provided that, if such Securities, or portions thereof, are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

     (c) Securities which shall have been paid or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section 2.9 (except with respect to any such Security as to which proof satisfactory to the Trustee is presented that such Security is held by a person in whose hands such Security is a legal, valid and binding obligation of the Issuer).

     In determining whether the Holders of the requisite aggregate principal amount of Outstanding Securities of any or all series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the portion of the principal amount thereof that would be due and payable as of the date of such determination (as certified by the Issuer to the Trustee) upon a declaration of acceleration of the maturity thereof pursuant to Section 5.1.

     "Periodic Offering" means an offering of Securities of a series from time to time, the specific terms of which Securities, including, without limitation, the rate or rates of interest, if any, thereon, the stated maturity or maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Issuer or its agents upon the issuance of such Securities.

     "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of and interest, if any, on the Securities of such series are payable as determined in accordance with Section 2.3.

     The term "principal" of a debt security, including any Security, means the amount (including, without limitation, if and to the extent applicable, any premium and, in the case of an Original Issue Discount Security, any accrued original issue discount, but excluding interest) that is payable with respect to such debt security as of any date and for any purpose (including, without limitation, in connection with any sinking fund, upon any redemption at the option of the Issuer, upon any purchase or exchange at the option of the Issuer or the holder of such debt security and upon any acceleration of the maturity of such debt security).

     The term "principal amount" of a debt security, including any Security, means the principal amount as set forth on the face of such debt security.

     "Principal Property" means any real property, manufacturing plant, processing plant, pipeline, office building, warehouse or other physical facility, or any other like depreciable or depletable asset of the Issuer or any Restricted Subsidiary whether owned at July 1, 1993 or thereafter acquired (other than any facility thereafter acquired for the control or abatement of atmospheric pollutants or contaminants or water, noise, odor or other pollution) which in the opinion of the Board of Directors is of material importance to the total business conducted by the Issuer and its Restricted Subsidiaries, as a whole; provided, however, that any such property shall not be deemed a Principal Property if such property does not have a fair value in excess of 3% of the total assets included on a consolidated balance sheet of the Issuer and its Restricted Subsidiaries prepared in accordance with generally accepted accounting principles consistently applied.

     The term "record date" shall have the meaning set forth in Section 2.7.

     "Responsible Officer", when used with respect to the Trustee, means any officer assigned by the Trustee to administer its corporate trust matters.

     "Restricted Subsidiary" means (a) any Subsidiary other than an Unrestricted Subsidiary, and (b) any Subsidiary which was an Unrestricted Subsidiary but which, subsequent to the date hereof, is designated by the Issuer (by certified resolution of the Board of Directors delivered to the Trustee) to be a Restricted Subsidiary; provided, however, that the Issuer may not designate any such Subsidiary to be a Restricted Subsidiary if the Issuer would thereby breach any covenant or agreement herein contained (on the assumptions that any outstanding Indebtedness of such Subsidiary was incurred at the time of such designation and that any Sale and Leaseback Transaction to which such Subsidiary is then a party was entered into at the time of such designation).

     " Sale and Leaseback" shall have the meaning set forth in Section 3.7.

     "Secured Debt" means indebtedness for money borrowed by the Issuer or a Restricted Subsidiary and any other indebtedness of the Issuer or a Restricted Subsidiary on which interest is paid or payable (other than indebtedness owed by a Restricted Subsidiary to the Issuer, by a Restricted Subsidiary to another Restricted Subsidiary or by the Issuer to a Restricted Subsidiary), that in any such case is secured by (a) a mortgage or other lien on any Principal Property of the Issuer or a Restricted Subsidiary, or (b) a pledge, lien or other security interest on any shares of stock or indebtedness of a Restricted
Subsidiary, or (c) in the case of any such indebtedness of the Issuer, a guaranty by any Restricted Subsidiary. The amount of Secured Debt at any time outstanding shall be the amount then owing thereon by the Issuer or a Restricted Subsidiary.

     "Secrity" or "Securities" (except as otherwise provided in Section 6.8) has the meaning stated in the first recital of this Indenture or, as the case may be, Securities that have been authenticated and delivered pursuant to this Indenture.

     "Senior Indebtedness" means Indebtedness of the Issuer outstanding at any time except (a) any Indebtedness as to which, by the terms of the instrument creating or evidencing the same, it is provided that such Indebtedness is not senior in right of payment to the Securities, (b) the Securities, (c) any Indebtedness of the Issuer to a wholly-owned subsidiary of the Issuer, (d) interest accruing after the filing of a petition initiating any proceeding referred to in Sections 5.1(e) and 5.1(f) unless such interest is an allowed claim enforceable against the Issuer in a proceeding under federal or state bankruptcy laws and (e) trade payables.

     "Senior Subordinated Indebtedness" means the Securities and any other Indebtedness of the Issuer that ranks pari passu with the Securities. Any Indebtedness of the Issuer that is subordinate or junior by its terms in right of payment to any other Indebtedness of the Issuer shall be subordinate to Senior Subordinated Indebtedness unless the instrument creating or evidencing the same or pursuant to which the same is outstanding specifically provides that such Indebtedness (i) is to rank pari passu with other Senior Subordinated Indebtedness and (ii) is not subordinated by its terms to any Indebtedness of the Issuer which is not Senior Indebtedness.

     "Subordinated   Indebtedness"  means  the  Securities,   any  other  Senior
Subordinated Indebtedness and any other Indebtedness that is subordinate or junior in right of payment to Senior Indebtedness.

     "Subsidiary" means any corporation of which the Issuer, or the Issuer and one or more Subsidiaries, or any one or more Subsidiaries, directly or indirectly own voting securities entitling any one or more of the Issuer and its Subsidiaries to elect a majority of the directors, either at all times or, so long as there is no default or contingency which permits the holders of any other class or classes of securities to vote for the election of one or more directors.

     "Trust Indenture Act of 1939" (except as otherwise provided in Sections 8.1 and 8.2) means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, as in force at the date as of which this Indenture is originally executed.

     "Trustee" means the Person identified as "Trustee" in the first paragraph hereof and, subject to the provisions of Article Six, shall also include any successor trustee. "Trustee" shall also mean or include each Person who is then a trustee hereunder and, if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the trustee with respect to the Securities of such series.

     "Inrestricted Subsidiary" means (a) any Subsidiary acquired or organized after the date hereof, provided, however, that such Subsidiary shall not be a successor, directly or indirectly, to any Restricted Subsidiary, and (b) any Subsidiary whose principal business and assets are located outside the United States of America, its territories and possessions and Canada or are located in Puerto Rico, and (c) any Subsidiary the principal business of which consists of financing or assisting in financing the acquisition or disposition of products of the Issuer or a Subsidiary by dealers, distributors or other customers, and
(d) any Subsidiary the principal business of which is owning, leasing, dealing in or developing real property, and (e) any Subsidiary substantially all the assets of which consist of stock or other securities of a Subsidiary or Subsidiaries of the character described in clauses (a) through (d) of this paragraph, unless and until such Subsidiary shall have been designated to be a Restricted Subsidiary pursuant to clause (b) of the definition of "Restricted Subsidiary".

     "U.S. Government Obligations" shall have the meaning set forth in Section 10.1(B).

     The term "vice president," when used with respect to the Issuer or the Trustee, means any vice president, regardless of whether designated by a number or a word or words added before or after the title "vice president."

     "Yield to Maturity" means the yield to maturity on a series of Securities, calculated at the time of issuance of such series, or, if applicable, at the most recent redetermination of interest on such series, and calculated in accordance with generally accepted financial practice or as otherwise provided in the terms of such series of Securities.


                                   ARTICLE TWO
                                   SECURITIES

     SECTION 2.1 Forms Generally. The Securities of each series shall be substantially in such form (not inconsistent with this Indenture) as shall be established by or pursuant to one or more Board Resolutions (as set forth in a Board Resolution or, to the extent established pursuant to rather than set forth in a Board Resolution, an Officers' Certificate detailing such establishment) or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have imprinted or otherwise reproduced thereon such legend or legends or endorsements, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with any rules of any securities exchange or to conform to general usage, all as may be determined by the officers executing such Securities, as evidenced by their execution of such Securities.

     The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities as evidenced by their execution of such Securities.

     SECTION 2.2 Form of Trustee's Certificate of Authentication. The Trustee's certificate of authentication on all Securities shall be substantially as follows:

     This is one of the Securities of the series designated herein referred to in the within mentioned Indenture.

                                       The Bank of New York, as Trustee

                                       By_______________________________

                                           Authorized Signatory


     If at any time there shall be an Authenticating Agent appointed with respect to any series of Securities, then the Securities of such series shall bear, in addition to the Trustee's certificate of authentication, an alternate Certificate of Authentication which shall be substantially as follows:

     This is one of the Securities of the series designated herein referred to in the within mentioned Indenture.

                                       The Bank of New York, as Trustee

                                       By _________________________________
                                            as Authenticating Agent


                                       By__________________________________

                                           Authorized Signatory

     SECTION 2.3 Amount Unlimited, Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more series and the Securities of each such series shall rank equally and pari passu with the Securities of each other series, but all Securities issued hereunder shall be subordinate and junior in right of payment, to the extent and in the manner set forth in Article Thirteen, to all Senior Indebtedness. There shall be established in or pursuant to one or more Board Resolutions (and, to the extent established pursuant to rather than set forth in a Board Resolution, in an Officers' Certificate detailing such establishment) or established in one or more indentures supplemental hereto, prior to the initial issuance of Securities of any series:

     (1)  the  designation  of  the  Securities  of  the  series,   which  shall
distinguish the Securities of such series from the Securities of all other series;

     (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.8, 2.9, 2.11, 8.5 or 12.3);

     (3) the date or dates on which the principal of the Securities of the series is payable;

     (4) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which any such interest shall accrue, on which any such interest shall be payable and on which a record shall be taken for the determination of Holders to whom any such interest is payable or the method by which such rate or rates or date or dates shall be determined or both;

     (5) the place or places where and the manner in which the principal of and interest, if any, on Securities of the series shall be payable (if other than as provided in Section 3.2) and the office or agency for the Securities of the series maintained by the Issuer pursuant to Section 3.2;

     (6) the right, if any, of the Issuer to redeem, purchase or repay Securities of the series, in whole or in part, at its option and the period or periods within which, the price or prices (or the method by which such price or prices shall be determined or both) at which, the form or method of payment therefor if other than in cash and any terms and conditions upon which and the manner in which (if different from the provisions of Article Twelve) Securities of the series may be so redeemed, purchased or repaid, in whole or in part, pursuant to any sinking fund or otherwise;

     (7) the obligation, if any, of the Issuer to redeem, purchase or repay Securities of the series in whole or in part pursuant to any mandatory redemption, sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which the price or prices (or the method by which such price or prices shall be determined or both) at which, the form or method of payment therefor if other than in cash and any terms and conditions upon which and the manner in which (if different from the provisions of Article Twelve) Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

     (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

     (9) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon acceleration of the maturity thereof;

     (10)  whether   Securities  of  the  series  will  be  issuable  as  Global
Securities;

     (11) if the Securities of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and terms of such certificates, documents or conditions;

     (12) any trustees, depositaries, authenticating or paying agents, transfer agents or registrars or any other agents with respect to the Securities of such series;

     (13) any deleted, modified or additional events of default or remedies or any additional covenants with respect to the Securities of such series;

     (14) whether the provisions of Section 10.1(C) will be applicable to Securities of such series;

     (15) any provision relating to the issuance of Securities of such series at an original issue discount (including, without limitation, the issue price thereof, the rate or rates at which such original issue discount shall accrue, if any, and the date or dates from or to which or period or periods during which such original issue discount shall accrue at such rate or rates);

     (16) if the amounts of payments of principal of and interest on the Securities of such series are to be determined with reference to an index, the manner in which such amounts shall be determined; and

     (17) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

     All Securities of any one series shall be substantially identical, except as to denomination and except as may otherwise be provided by or pursuant to the Board Resolution or Officers' Certificate referred to above or as set forth in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time and may be issued from time to time, consistent with the terms of this Indenture, if so provided by or pursuant to such Board Resolution, such Officers' Certificate or in any such indenture supplemental hereto.

     Any such Board Resolution or Officers' Certificate referred to above with respect to Securities of any series filed with the Trustee on or before the initial issuance of the Securities of such series shall bc incorporated herein by reference with respect to Securities of such series and shall thereafter be deemed to be a part of the Indenture for all purposes relating to Securities of such series as fully as if such Board Resolution or Officers' Certificate were set forth herein in full.

     SECTION 2.4 Authentication and Delivery of Securities. The Issuer may deliver Securities of any series executed by the Issuer to the Trustee for authentication together with the applicable documents referred to below in this
Section 2.4, and the Trustee shall thereupon authenticate and deliver such Securities to, or upon the order of, the Issuer (contained in the Issuer Order referred to below in this Section 2.4) or pursuant to such procedures acceptable to the Trustee and to such recipients as may be specified from time to time by an Issuer Order. The maturity date, original issue date, interest rate, if any, and any other terms of the Securities of such series shall be determined by or pursuant to such Issuer Order and procedures. If provided for in such procedures and agreed to by the Trustee, such Issuer Order may authorize authentication and delivery pursuant to oral instructions from the Issuer or its duly authorized agent, which instructions shall be promptly confirmed in writing. In authenticating the Securities of such series and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive (in the case of subparagraphs (2), (3) and (4) below only at or before the time of the first request of the Issuer to the Trustee to authenticate Securities of such series) and (subject to Section 6.1) shall be fully protected in relying upon, unless and until such documents have been superseded or revoked:

          (1) an Issuer Order requesting such authentication and setting forth delivery instructions if the Securities of such series are not to be delivered to the Issuer, provided that, with respect to Securities of a series subject to a Periodic Offering, (a) such Issuer Order may be delivered by the Issuer to the Trustee prior to the delivery to the Trustee of such Securities for authentication and delivery, (b) the Trustee shall authenticate and deliver Securities of such series for original issue from time to time, in an aggregate principal amount not exceeding the aggregate principal amount established for such series, pursuant to an Issuer Order or pursuant to procedures acceptable to the Trustee as may be specified from time to time by an Issuer Order, (c) the maturity date or dates, original issue date or dates, interest rate or rates, if any, and any other terms of Securities of such series shall be determined by an Issuer Order or pursuant to such procedures, (d) if provided for in such procedures, such Issuer Order may authorize authentication and delivery pursuant to oral or electronic instructions from the Issuer or its duly authorized agent or agents, which oral instructions shall be promptly confirmed in writing and (e) after the original issuance of the first Security of such series to be issued, any separate request by the Issuer that the Trustee authenticate Securities of such series for original issuance will be deemed to be a certification by the Issuer that it is in compliance with all conditions precedent provided for in this Indenture relating to the authentication and delivery of such Securities;

          (2) the Board Resolution, Officers' Certificate or executed supplemental indenture referred to in Sections 2.1 and 2.3 by or pursuant to which the forms and terms of the Securities of such series were established;

          (3) an Officers' Certificate setting forth the form or forms and terms of the Securities stating that the form or forms and terms of the Securities have been established pursuant to Sections 2.1 and 2.3 and comply with this Indenture and covering such other matters as the Trustee may reasonably request; and

          (4) at the option of the Issuer, either an Opinion of Counsel, or a letter from legal counsel addressed to the Trustee permitting it to rely on an Opinion of Counsel, substantially to the effect that:

               (a) the form or forms of the Securities of such series have been duly authorized and established in conformity with the provisions of this Indenture;

               (b) in the case of an underwritten offering, the terms of the Securities of such series have been duly authorized and established in conformity with the provisions of this Indenture, and, in the case of an offering that is not underwritten, certain terms of the Securities of such series have been established pursuant to a Board Resolution, an Officers' Certificate or a supplemental indenture in accordance with this Indenture, and when such other terms as are to be established pursuant to procedures set forth in an Issuer Order shall have been established, all such terms will have been duly authorized by the Issuer and will have been established in conformity with the provisions of this Indenture;

               (c) when the Securities of such series have been executed by the Issuer and authenticated by the Trustee in accordance with the provisions of this Indenture and delivered to and duly paid for by the purchasers thereof, they will have been duly issued under this Indenture and will be valid and legally binding obligations of the Issuer, enforceable in accordance with their respective terms, and will be entitled to the benefits of this Indenture; and

               (d) the execution and delivery by the Issuer of, and the performance by the Issuer of its obligations under, the Securities of such series will not contravene any provision of applicable law or the articles of incorporation or bylaws of the Issuer or any agreement or other instrument binding upon the Issuer or any of its Subsidiaries that is material to the Issuer and its Subsidiaries, considered as one enterprise, or, to such counsel's knowledge after the inquiry indicated therein, any judgment, order or decree of any governmental agency or any court having jurisdiction over the Issuer or any Subsidiary, and no consent, approval or authorization of any governmental body or agency is required for the performance by the Issuer of its obligations under the Securities, except such as are specified and have been obtained and such as may be required by the securities or blue sky laws of the various states in connection with the offer and sale of the Securities.

     In rendering such opinions, such counsel may qualify any opinions as to enforceability by stating that such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting the rights and remedies of creditors and is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Such counsel may rely, as to all matters governed by the laws of jurisdictions other than the State of Texas and the federal law of the United States, upon opinions of other counsel (copies of which shall be delivered to the Trustee), who shall be counsel reasonably satisfactory to the Trustee, in which case the opinion shall state that such counsel believes that both such counsel and the Trustee are entitled so to rely. Such counsel may also state that, insofar as such opinion involves factual matters, such counsel has relied, to the extent such counsel deems proper, upon certificates of officers of the Issuer and its Subsidiaries and certificates of public officials.

     The Trustee shall have the right to decline to authenticate and deliver any Securities of any series under this Section 2.4 if the Trustee, being advised by counsel, determines that such action may not lawfully be taken by the Issuer or if the Trustee in good faith by its board of directors or board of trustees, executive committee or a trust committee of directors or trustees or Responsible Officers shall determine that such action would expose the Trustee to personal liability to existing Holders or would adversely affect the Trustee's own rights, duties or immunities under the Securities, this Indenture or otherwise.

     If the Issuer shall establish pursuant to Section 2.3 that the Securities of a series are to be issued in the form of one or more Global Securities, then the Issuer shall execute and the Trustee shall, in accordance with this Section
2.4 and the Issuer Order with respect to such series, authenticate and deliver one or more Global Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of all of the Securities of such series to be issued in the form of Global Securities and not yet cancelled,
(ii) shall be registered in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions, and
(iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for Securities in definitive registered form, this Security may not be transferred except as a whole by the Depositary to the nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

     Each Depositary designated pursuant to Section 2.3 must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and any other applicable statute or regulation.

     SECTION 2.5 Execution of Securities. The Securities shall be signed on behalf of the Issuer by the chairman of the Board of Directors, the president, any vice president or the treasurer of the Issuer, under its corporate seal which may, but need not, be attested by its secretary or one of its assistant secretaries. Such signatures may be the manual or facsimile signatures of the present or any future such officers. The seal of the Issuer may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee.

     In case any officer of the Issuer who shall have signed any of the Securities shall cease to be such officer before the Security so signed shall be authenticated and delivered by the Trustee or disposed of by the Issuer, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed such Security had not ceased to be such officer of the Issuer; and any Security may be signed on behalf of the Issuer by such persons as, at the actual date of the execution of such Security, shall be the proper officers of the Issuer, although at the date of the execution and delivery of this Indenture any such person was not such an officer.

     SECTION 2.6 Certificate of Authentication. Only such Securities as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee by the manual signature of one of its authorized signatories, or its Authenticating Agent, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. The execution of such certificate by the Trustee or its Authenticating Agent upon any Security executed by the Issuer shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture. Each reference in this Indenture to authentication by the Trustee includes authentication by an agent appointed pursuant to Section 6.14.

     SECTION 2.7 Denomination and Date of Securities; Payments of Interest. The Securities of each series shall be issuable in registered form in denominations established as contemplated by Section 2.3 or, with respect to the Securities of any series, if not so established, in denominations of $1,000 and any integral multiple thereof. The Securities of each series shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the officers of the Issuer executing the same may determine with the approval of the Trustee, as evidenced by the execution and authentication thereof.

     Each Security shall be dated the date of its authentication. The Securities of each series shall bear interest, if any, from the date, and such interest, if any, shall be payable on the dates, established as contemplated by Section 2.3.

     The Person in whose name any Security of any series is registered at the close of business on any record date applicable to a particular series with respect to any interest payment date for such series shall be entitled to receive the interest, if any, payable on such interest payment date notwithstanding any transfer or exchange of such Security subsequent to the record date and prior to such interest payment date, except if and to the extent the Issuer shall default in the payment of the interest due on such interest payment date for such series, in which case such defaulted interest shall be paid to the Persons in whose names Outstanding Securities for such series are registered (a) at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of Securities not less than 15 days preceding such subsequent record date or (b) as determined by such other procedure as is mutually acceptable to the Issuer and the Trustee. The term "record date" as used with respect to any interest payment date (except a date for payment of defaulted interest) for the Securities of any series shall mean the date specified as such in the terms of the Securities of such series established as contemplated by Section 2.3, or, if no such date is so established, if such interest payment date is the first day of a calendar month, the fifteenth day of the next preceding calendar month or, if such interest payment date is the fifteenth day of a calendar month, the first day of such calendar month, whether or not such record date is a Business Day.

     SECTION 2.8 Registration Transfer and Exchange. The Issuer will keep at each office or agency to be maintained for the purpose as provided in Section

3.2 for each series of Securities a register or registers in which, subject to such reasonable regulations as it may prescribe, it will provide for the registration of Securities of each series and the registration of transfer of Securities of such series. Each such register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time. At all reasonable times such register or registers shall be open for inspection and available for copying by the Trustee.

     Upon due presentation for registration of transfer of any Security of any series at any such office or agency to be maintained for the purpose as provided in Section 3.2, the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Security or Securities of the same series, maturity date, interest rate, if any, and original issue date in authorized denominations for a like aggregate principal amount.

     All Securities presented for registration of transfer shall (if so required by the Issuer or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder or his attorney duly authorized in writing.

     At the option of the Holder thereof, Securities of any series (other than a Global Security, except as set forth below) may be exchanged for a Security or Securities of such series having authorized denominations and an equal aggregate principal amount, upon surrender of such Securities to be exchanged at the agency of the Issuer that shall be maintained for such purpose in accordance with Section 3.2. All Securities surrendered upon any exchange or transfer provided for in this Indenture shall be promptly cancelled and returned to the Issuer.

     The Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer of Securities. No service charge shall be made for any such transaction or for any exchange of Securities of any series as contemplated by the immediately preceding paragraph.

     The Issuer shall not be required to exchange or register a transfer of (a) any Securities of any series for a period of 15 days next preceding the first mailing or publication of notice of redemption of Securities of such series to be redeemed, (b) any Securities selected, called or being called for redemption, in whole or in part, except, in the case of any Security to be redeemed in part, the portion thereof not so to be redeemed or (c) any Security if the Holder thereof has exercised his right, if any, to require the Issuer to repurchase such Security in whole or in part, except the portion of such Security not required to be repurchased.

     Notwithstanding any other provision of this Section 2.8, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a Global Security representing all or a part of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

     If at any time the Depositary for any Securities of a series represented by one or more Global Securities notifies the Issuer that it is unwilling or unable to continue as Depositary for such Securities or if at any time the Depositary for such Securities shall no longer be eligible under Section 2.4, the Issuer shall appoint a successor Depositary with respect to such Securities. If a successor Depositary for such Securities is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such ineligibility, the Issuer's election pursuant to Section 2.3 that such Securities be represented by one or more Global Securities shall no longer be effective and the Issuer shall execute, and the Trustee, upon receipt of an Issuer Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series in definitive registered form, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such Securities in exchange for such Global Security or Securities.

     The Issuer may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by a Global Security or Securities. In such event the Issuer shall execute, and the Trustee, upon receipt of an Issuer Order for the authentication and delivery of definitive Securities of such series, shall authenticate and deliver, Securities of such series in definitive registered form, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such Securities, in exchange for such Global Security or Securities.

     If specified by the Issuer pursuant to Section 2.3 with respect to Securities represented by a Global Security, the Depositary for such Global Security may surrender such Global Security in exchange in whole or in part for Securities of the same series in definitive registered form on such terms as are acceptable to the Issuer and such Depositary. Thereupon, the Issuer shall execute, and the Trustee shall authenticate and deliver, without service charge,

          (i) to the Person specified by such Depositary, a new Security or Securities of the same series, of any authorized denominations as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

          (ii) to such Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities authenticated and delivered pursuant to clause (i) above.

     Upon the exchange of a Global Security for Securities in definitive registered form in authorized denominations, such Global Security shall be cancelled by the Trustee or an agent of the Issuer or the Trustee. Securities in definitive registered form issued in exchange for a Global Security pursuant to this Section 2.8 shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or an agent of the Trustee or the Issuer or an agent of the Issuer. The Trustee or such agent shall deliver at its office such Securities to or as directed by the Persons in whose names such Securities are so registered.

     All Securities issued upon any transfer or exchange of Securities shall be valid and legally binding obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

     SECTION 2.9 Mutilated, Defaced, Destroyed, Lost and Stolen Securities. In case any temporary or definitive Security shall become mutilated, defaced or be destroyed, lost or stolen, the Issuer in its discretion may execute, and upon the written request of any officer of the Issuer, the Trustee shall authenticate and deliver a new Security of the same series, maturity date, interest rate, if any, and original issue date, bearing a number or other distinguishing symbol not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substitute Security shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as may be required by the Trustee or the Issuer to indemnify and defend and to save each of the Trustee and the Issuer harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof and in the case of mutilation or defacement, shall surrender the Security to the Trustee or such agent.

     Upon the issuance of any substitute Security, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or its agent) connected therewith. In case any Security which has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Issuer may instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced Security), if the applicant for such payment shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as any of them may require to hold each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Issuer and the Trustee and any agent of the Issuer or the Trustee evidence to the Trustee's satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

     Every substitute Security of any series issued pursuant to the provisions of this Section by virtue of the fact that any such Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities of such series duly authenticated and delivered hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced, destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

     SECTION  2.10  Cancellation  of  Securities;   Disposition   Thereof.   All
Securities surrendered for payment, redemption, registration of transfer or exchange, or for credit against any payment in respect of a sinking or analogous fund, if surrendered to the Issuer or any agent of the Issuer or the Trustee or any agent of the Trustee, shall be delivered to the Trustee or its agent for cancellation or, if surrendered to the Trustee, shall be cancelled by it; and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee or its agent shall return cancelled Securities to the Issuer. If the Issuer or its agent shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee or its agent for cancellation.

     SECTION 2.11 Temporary Securities. Pending the preparation of definitive Securities for any series, the Issuer may execute and the Trustee shall authenticate and deliver temporary Securities for such series (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee). Temporary Securities of any series shall be issuable in any authorized denomination, and substantially in the form of the definitive Securities of such series but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Issuer with the concurrence of the Trustee as evidenced by the execution and authentication thereof. Temporary Securities may contain such references to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Issuer and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unreasonable delay the Issuer shall execute and shall furnish definitive Securities of such series and thereupon temporary Securities of such series may be surrendered in exchange therefor without charge at each office or agency to be maintained by the Issuer for that purpose pursuant to Section 3.2 and the Trustee shall authenticate and deliver in exchange for such temporary Securities of such series an equal aggregate principal amount of definitive Securities of the same series having authorized denominations. Until so exchanged, the temporary Securities of any series shall be entitled to the same benefits under this Indenture as definitive Securities of such series, unless otherwise established pursuant to Section 2.3.

     SECTION 2.12 CUSIP Numbers. The Issuer in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.


                                  ARTICLE THREE
                             COVENANTS OF THE ISSUER

     SECTION 3.1 Payment of Principal and Interest. The Issuer covenants and agrees that it will duly and punctually pay or cause to be paid the principal of and interest, if any, on each of the Securities at the place, at the respective times and in the manner provided in the Securities.

     SECTION 3.2 Offices for Notices and Payments, etc. So long as any of the Securities are Outstanding, the Issuer will maintain in each Place of Payment, an office or agency where the Securities may be presented for payment, an office or agency where the Securities may be presented for registration of transfer and for exchange as in this Indenture provided, and an office or agency where notices and demands to or upon the Issuer in respect of the Securities or of this Indenture may be served. In case the Issuer shall at any time fail to maintain any such office or agency, or shall fail to give notice to the Trustee of any change in the location thereof, presentation may be made and notice and demand may be served in respect of the Securities or of this Indenture at the Corporate Trust Office. The Issuer hereby initially designates the Corporate Trust Office for each such purpose and appoints the Trustee as registrar and paying agent and as the agent upon whom notices and demands may be served with respect to the Securities.

     SECTION 3.3. No Interest Extension. In order to prevent any accumulation of claims for interest after maturity thereof, the Issuer will not directly or indirectly extend or consent to the extension of the time for the payment of any claim for interest on any of the Securities and will not directly or indirectly be a party to or approve any such arrangement by the purchase or funding of said claims or in any other manner; provided, however, that this Section 3.3 shall not apply in any case where an extension shall be made pursuant to a plan proposed by the Issuer to the Holders of all Securities of any series then Outstanding.

     SECTION 3.4 Appointments to Fill Vacancies in Trustee's Office. The Issuer, whenever necessary to avoid or fill a vacancy in the office of the Trustee, will appoint, in the manner provided in Section 6.10, a Trustee, so that there shall at all times be a Trustee hereunder.

     SECTION 3.5 Provision as to Paying Agent. (a) If the Issuer shall appoint a paying agent other than the Trustee, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 3.5,

          (1) that it will hold all sums held by it as such agent for the payment of the principal of or interest, if any, on the Securities (whether such sums have been paid to it by the Issuer or by any other obligor on the Securities) in trust for the benefit of the Holders of the Securities and the Trustee; and

          (2) that it will give the Trustee notice of any failure by the Issuer (or by any other obligor on the Securities) to make any payment of the principal of or interest, if any, on the Securities when the same shall be due and payable; and

          (3) that it will, at any time during the continuance of any such failure, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such paying agent.

     (b) If the Issuer shall act as its own paying agent, it will, on or before each due date of the principal of or interest, if any, on the Securities, set aside, segregate and hold in trust for the benefit of the Holders of the Securities a sum sufficient to pay such principal or interest, if any, so becoming due and will notify the Trustee of any failure to take such action and of any failure by the Issuer (or by any other obligor under the Securities) to make any payment of the principal of or interest, if any, on the Securities when the same shall become due and payable.

     (c) Anything in this Section 3.5 to the contrary notwithstanding, the Issuer may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by it, or any paying agent hereunder, as required by this Section 3.5, such sums to be held by the Trustee upon the trusts herein contained.

     (d) Anything in this Section 3.5 to the contrary notwithstanding, any agreement of the Trustee or any paying agent to hold sums in trust as provided in this Section 3.5 is subject to Sections 10.3 and 10.4.

     (e) Whenever the Issuer shall have one or more paying agents, it will, on or before each due date of the principal of or interest, if any, on any Securities, deposit with a paying agent a sum sufficient to pay the principal or interest, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal or interest, if any, and (unless such paying agent is the Trustee) the Issuer will promptly notify the Trustee of its action or failure so to act.

     SECTION 3.6 Restriction on Creation of Secured Debt. So long as any of the Securities are outstanding, the Issuer shall not at any time create, incur, assume or guarantee, and shall not cause, suffer or permit a Restricted
Subsidiary to create, incur, assume or guarantee, any Secured Debt that is expressly by its terms Subordinated Indebtedness without making effective provision (and the Issuer covenants that in such case it will make or cause to be made such effective provision) whereby the Securities then Outstanding and any other indebtedness of or guaranteed by the Issuer or such Restricted Subsidiary then entitled thereto, subject to applicable priorities of payment, shall be secured by such mortgage, security interest, pledge, lien or encumbrance  equally  and  ratably  with  any  and  all  other  obligations  and indebtedness thereby secured, so long as any such other obligations and indebtedness shall be so secured; provided, that if any such mortgage, security interest, pledge, lien or encumbrance securing such Subordinated Indebtedness ceases to exist, such equal and ratable security for the benefit of the Holders of Securities shall automatically cease to exist without any further action; provided further that if such Subordinated Indebtedness is expressly subordinated to the Securities, the mortgage, security interest, pledge, lien or encumbrance securing such Subordinated Indebtedness shall be subordinate and junior to the mortgage, security interest, pledge, lien or encumbrance securing the Securities with the same relative priority as such Subordinated Indebtedness shall have with respect to the Securities; provided, further that the foregoing covenants shall not be applicable to the following:

     (a)(i) Any mortgage, security interest, pledge, lien or encumbrance on any property hereafter acquired (including acquisition through merger or consolidation) or constructed by the Issuer or a Restricted Subsidiary and created contemporaneously with, or within twelve months after, such acquisition or the completion of construction to secure or provide for the payment of all or any part of the purchase price of such property or the cost of construction thereof, as the case may be; or (ii) any mortgage on property (including any unimproved portion of partially improved property) of the Issuer or a Restricted Subsidiary created within twelve months of completion of construction of a new plant or plants on such property to secure all or part of the cost of such construction if, in the opinion of the Board of Directors, such property or such portion thereof was prior to such construction substantially unimproved for the use intended by the Issuer; or (iii) the acquisition of property subject to any mortgage, security interest, pledge, lien or encumbrance upon such property existing at the time of acquisition thereof, whether or not assumed by the Issuer or such Restricted Subsidiary; or (iv) any mortgage, security interest, pledge, lien or encumbrance existing on the property or on the outstanding shares or indebtedness of a corporation or other entity at the time such corporation or other entity shall become a Restricted Subsidiary; or (v) any mortgage, security interest, pledge, lien or encumbrance on property of a corporation or other entity existing at the time such corporation or other entity is merged into or consolidated with the Issuer or a Restricted Subsidiary or at the time of a sale, lease or other disposition of the properties of a corporation or other entity as an entirety or substantially as an entirety to the Issuer or a Restricted Subsidiary; or

     (b) Mortgages on property of the Issuer or a Restricted Subsidiary in favor of the United States of America or any State thereof or any foreign government, or any department, agency or instrumentality or political subdivision of any thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred for the purpose of financing all or any part of the purchase price or the cost of construction of the property subject to such mortgages; or

     (c) Any mortgage, security interest, pledge, lien or encumbrance existing on property owned by the Issuer or any of its Subsidiaries on the date of this Indenture; or

     (d) Any mortgage, security interest, pledge, lien or encumbrance created pursuant to the creation of trusts or other arrangements funded solely with cash, cash equivalents or other marketable investments or securities of the type customarily subject to such arrangements in customary financial practice with respect to long-term or medium-term Indebtedness for money borrowed, the sole purpose of which is to make provision for the retirement or defeasance, without prepayment, of Indebtedness; or

     (e) Any mortgage, security interest, pledge, lien or encumbrance on the assets or properties of ENSTAR Alaska; or

     (f) Any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any mortgage, security interest, pledge, lien or encumbrance referred to in the foregoing subparagraphs
(a) through (e); provided, however, that the principal amount of Secured Debt secured thereby shall not exceed the principal amount outstanding at the time of such extension, renewal or replacement, and that such extension, renewal or replacement shall be limited to the property which secured the mortgage, security interest, pledge, lien or encumbrance so extended, renewed or replaced and additions to such property.

     Notwithstanding the foregoing provisions of this Section 3.6, the Issuer and any one or more Restricted Subsidiaries may create, incur, assume or guarantee Secured Debt which would otherwise be subject to the foregoing restrictions in an aggregate amount that, without duplication, together with all other Secured Debt of the Issuer and its Restricted Subsidiaries which would otherwise be subject to the foregoing restrictions (not including Secured Debt permitted to be secured under subparagraphs (a) through (f) above) and the aggregate value of the Sale and Leaseback Transactions (as defined in Section 3.7) in existence at such time (not including Sale and Leaseback Transactions the proceeds of which have been or will be applied in accordance with clause (b) of Section 3.7) and all Indebtedness for money borrowed of Restricted Subsidiaries in existence at such time (not including Indebtedness permitted to be incurred under subparagraphs (a) through (e) of Section 3.9), does not at the time exceed 10% of Consolidated Net Tangible Assets (excluding ENSTAR Alaska). Solely for purposes of subparagraphs (a) through (f) above, the term "mortgage" shall include any arrangements in connection with a production payment or similar financing arrangement.

     SECTION 3.7 Restriction on Sale and Leaseback Transactions. The Issuer will not, and will not permit any Restricted Subsidiary to, sell or transfer (except to the Issuer or to one or more Restricted Subsidiaries, or both) any Principal Property owned by it and which has been in full operation for more than 120 days prior to such sale or transfer with the intention (i) of taking back a lease on such property (other than a lease for a period not exceeding 36 months) and (ii) that the use by the Issuer or such Restricted Subsidiary of such property will be discontinued on or before the expiration of the term of such lease (any such transaction being herein referred to as a "Sale and Leaseback Transaction"), unless (a) the Issuer or such Restricted Subsidiary would be entitled, pursuant to the provisions of Section 3.6, to incur Secured Debt equal in amount to the amount realized or to be realized upon such sale or transfer secured by a mortgage on the property to be leased without equally and ratably securing the Securities, or (b) the Issuer or a Restricted Subsidiary shall apply an amount equal to the value of the property so leased to the retirement (other than any mandatory retirement), within 120 days of the effective date of any such arrangement, of indebtedness for money borrowed by the Issuer or any Restricted Subsidiary (other than such indebtedness owned by the Issuer or any Restricted Subsidiary) which was recorded as funded debt as of the date of its creation and which, in the case of such indebtedness of the Issuer, is not subordinate and junior in right of payment to the prior payment of the Securities; provided, however, that the amount to be so applied to the retirement of such indebtedness shall be reduced by (i) the aggregate principal amount of any Securities delivered within 120 days of the effective date of any such arrangement to the Trustee for retirement and cancellation, and (ii) the aggregate principal amount of such indebtedness (other than the Securities) retired by the Issuer or a Restricted Subsidiary within 120 days of the effective date of any such arrangement.

     The term "value" shall mean, with respect to a Sale and Leaseback Transaction, as of any particular time, the amount equal to the greater of (i) the net proceeds of the sale of the property leased pursuant to such Sale and Leaseback Transaction, or (ii) the fair value of such property at the time of entering into such Sale and Leaseback Transaction, as determined by the Board of Directors, in either case divided first by the number of full years of the term of the lease and then multiplied by the number of full years of such term remaining at the time of determination, without regard to any renewal or extension options contained in the lease.

     SECTION 3.8 Restriction on Transfer of Principal Property to Unrestricted Subsidiary. The Issuer will not itself, and will not permit any Restricted Subsidiary to, transfer (whether by merger, consolidation or otherwise) any Principal Property to any Unrestricted Subsidiary, except for fair value as determined by the Board of Directors, unless it shall apply an amount equal to the fair value of such property at the time of such transfer, as so determined, to the retirement (other than any mandatory retirement), within 10 days of the effective date of such transfer, of indebtedness for money borrowed by the Issuer or any Restricted Subsidiary (other than such indebtedness owned by the Issuer or any Restricted Subsidiary) which was recorded as funded debt as of the date of its creation and which, in case of such indebtedness of the Issuer, is not subordinate and junior in right of payment to the prior payment of the Securities; provided, however, that the amount to be so applied to the retirement of such indebtedness shall be reduced by (i) the aggregate principal amount of any Securities delivered within 10 days of the effective date of any such arrangement to the Trustee for retirement and cancellation, and (ii) the aggregate principal amount of such indebtedness (other than Securities) retired by the Issuer or a Restricted Subsidiary within 10 days of the effective date of any such arrangement.

     SECTION 3.9 Restriction on Incurrence of Indebtedness by Restricted Subsidiaries. So long as any of the Securities are outstanding, the Issuer shall not at any time permit any Restricted Subsidiary to create, incur, assume or guarantee any Indebtedness for money borrowed; provided that the foregoing covenant shall not be applicable to the following:

          (a) any Indebtedness of ENSTAR Alaska;

          (b) any Secured Debt that is permitted to be created, incurred, assumed or guaranteed pursuant to subparagraphs (a) through (f) of Section 3.6;

          (c) any Indebtedness of a Restricted Subsidiary existing at the time such Restricted Subsidiary was acquired by the Issuer (including without limitation Indebtedness incurred by such Restricted Subsidiary in connection with its acquisition by the Issuer);

          (d)  intercompany  Indebtedness  owed to the Issuer by any  Restricted
     Subsidiary  and  intercompany   Indebtedness   owed  to  any  wholly  owned
     Subsidiary of the Issuer by any Restricted Subsidiary; or

          (e) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any Indebtedness referred to in the foregoing subparagraphs (a) through (d); provided, however, that the principal amount of Indebtedness so extended, renewed or replaced shall not exceed the principal amount outstanding at the time of such extension, renewal or replacement.

     Notwithstanding the foregoing provisions of this Section 3.9, any one or more Restricted Subsidiaries may create, incur, assume or guarantee Indebtedness that would otherwise be subject to the foregoing restrictions in an aggregate amount that, without duplication, together with all Indebtedness of Restricted Subsidiaries in existence at such time (not including Indebtedness permitted under subparagraphs (a) through (e) above), all Secured Debt of the Issuer and its Restricted Subsidiaries in existence at such time (not including Secured Debt permitted to be secured under subparagraphs (a) through (f) of Section 3.6) and the aggregate value of Sale and Leaseback Transactions (as defined in Section 3.7) in existence at such time (not including Sale and Leaseback Transactions the proceeds of which have been or will be applied in accordance with clause (b) of Section 3.7) does not at the time exceed 10% of Consolidated Net Tangible Assets of the Issuer and its Restricted Subsidiaries (excluding ENSTAR Alaska).

     SECTION 3.10 Limitation on Incurrence of Additional Indebtedness. So long as any of the Securities are outstanding, the Issuer shall not, and shall not permit any Restricted Subsidiary to, create, incur, assume, guarantee or otherwise become obligated with respect to any Indebtedness described in clause
(a) of the definition of Indebtedness, unless, after giving effect thereto, the Issuer's EBITDA/Interest Ratio on the date thereof would be at least 2.5 to 1.0, determined on a pro forma basis as if the incurrence of such additional Indebtedness and the application of the net proceeds therefrom had occurred at the beginning of the twelve-month period used to calculate the Issuer's
EBITDA/Interest Ratio; provided that the foregoing covenant shall not be applicable to the following:

          (a) (i) Indebtedness of the Issuer or any Restricted Subsidiary outstanding on the date of this Indenture or (ii) Indebtedness of the Issuer or any Restricted Subsidiary under a revolving credit facility to the extent that the aggregate commitment thereunder does not exceed $475 million, the maximum aggregate commitment for the Issuer's revolving credit facility on the date of this Indenture;

          (b)  intercompany  Indebtedness  owed to the Issuer by any  Restricted
     Subsidiary  and  intercompany   Indebtedness   owed  to  any  wholly  owned
     Subsidiary of the Issuer by any Restricted Subsidiary; or

          (c) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any Indebtedness referred to in the foregoing subparagraphs (a) through (b); provided, however, that the principal amount of Indebtedness so extended, renewed or replaced shall not exceed the principal amount outstanding at the time of such extension, renewal or replacement.

     SECTION 3.11 Limitation on Issuance of Certain Other Subordinated Indebtedness. The Issuer shall not issue, guarantee, assume or incur, directly or indirectly, any Indebtedness which by its terms is both (a) subordinate or junior in right of payment to Senior Indebtedness and (b) senior in right of payment to the Securities.


                                  ARTICLE FOUR
                    SECURITYHOLDERS LISTS AND REPORTS BY THE
                             ISSUER AND THE TRUSTEE

     SECTION 4.1 Issuer to Furnish Trustee Information as to Names and Addresses of Securityholders. The Issuer and any other obligor on the Securities covenant and agree that they will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of the Securities of each series:

          (a) semiannually and not more than 15 days after each March 1 and September 1, and

          (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request,provided that if and so long as the Trustee shall be the registrar for such series, such list shall not be required to be furnished.

     SECTION 4.2 Preservation and Disclosure of Securityholders Lists. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of each series of Securities (i) contained in the most recent list furnished to it as provided in
Section 4.1, and (ii) received by it in the capacity of registrar or paying agent for such series, if so acting. The Trustee may destroy any list furnished to it as provided in Section 4.1 upon receipt of a new list so furnished.

     (b) In case three or more Holders of Securities (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of a particular series (in which case the applicants must all hold Securities of such series) or with Holders of all Securities with respect to their rights under this Indenture or under such Securities and such application is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

          (i) afford to such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.2, or

          (ii) inform such applicants as to the approximate number of Holders of Securities of such series or of all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of subsection (a) of this
     Section 4.2, and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

     If the Trustee shall elect not to afford to such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Securityholder of such series or all Holders of Securities, as the case may be, whose name and address appears in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this
Section 4.2 a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities of such series or of all Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met, and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (c) Each and every Holder of Securities, by receiving and holding the same, agrees with the Issuer and the Trustee that neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with the provisions of subsection (b) of this Section 4.2, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under such subsection (b).

     SECTION 4.3 Reports by the Issuer. The Issuer covenants:

     (a) to file with the Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended; or, if the Issuer is not required to file information, documents or reports pursuant to either of such Sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, docVE LaserJet Series IIVEHP11.PRSational securities exchange as may be prescribed from time to time in such rules and regulations;

     (b) to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations;

     (c) to transmit by mail to the Holders of Securities within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in
Section 4.4(c), such summaries of any information, documents and reports required to be filed by the Issuer pursuant to subsections (a) and (b) of this
Section 4.3 as may be required to be transmitted to such Holders by rules and regulations prescribed from time to time by the Commission; and

     (d) furnish to the Trustee, not less than annually, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his knowledge of the Issuer's compliance with all conditions and covenants under this Indenture. For purposes of this subsection
(d), such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

     SECTION 4.4 Reports by the Trustee. (a) Within 60 days after January 1 of each year commencing with the year 1994, the Trustee shall transmit by mail to the Holders of Securities, as provided in subsection (c) of this Section, a brief report dated as of such January 1 with respect to any of the following events which may have occurred within the last 12 months (but if no such event has occurred within such period, no report need be transmitted):

          (i)  any  change  to  its  eligibility   under  Section  6.9  and  its
     qualification under Section 6.8;

          (ii) the creation of, or any material change to, a relationship specified in paragraph (i) through (x) of Section 6.8 (c);

          (iii) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities of any series, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of all Securities Outstanding on the date of such report;

          (iv) the amount, interest rate, if any, and maturity date of all other indebtedness owing by the Issuer (or by any other obligor on the Securities) to the Trustee in its individual capacity on the date of such report, with a brief description of any property held as collateral security therefor, except any indebtedness based upon a creditor relationship arising in any manner described in Section 6.13(b) (2), (3),
     (4) or (6);

          (v) any change to the property and funds, if any, physically in the possession of the Trustee (as such) on the date of such report;

          (vi) any additional issue of Securities which the Trustee has not previously reported; and

          (vii) any action taken by the Trustee in the performance of its duties under this Indenture which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by it in accordance with the provisions of Section 5.8.

     (b) The Trustee shall transmit to the Securityholders of each series, as provided in subsection (c) of this Section 4.4, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee, as such, since the date of the last report transmitted pursuant to the provisions of subsection (a) of this Section 4.4 (or if no such report has yet been so transmitted, since the date of this Indenture) for the reimbursement of which it claims or may claim a lien or charge prior to that of the Securities of such series on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this subsection (b), except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of all Securities Outstanding at such time, such report to be transmitted within 90 days after such time.

     (c) Reports pursuant to this Section shall be transmitted by mail:

          (i) to all Holders of Securities, as the names and addresses of such Holders appear upon the registry books of the Issuer; and

          (ii) to all other Persons to whom such reports are required to be transmitted pursuant to Section 313(c) of the Trust Indenture Act of 1939.

     (d) A copy of each such report shall, at the time of such transmission to Securityholders, be furnished to the Issuer and be filed by the Trustee with each stock exchange upon which the Securities of any applicable series are listed and also with the Commission. The Issuer agrees to promptly notify the Trustee with respect to any series when and as the Securities of such series become admitted to trading on any national securities exchange.


                                  ARTICLE FIVE
                  REMEDIES OF THE TRUSTEE AND SECURITY HOLDERS
                               ON EVENT OF DEFAULT

     SECTION 5.1 Events of Default. "Event of Default", wherever used herein with respect to Securities of any series, means any one or more of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Thirteen or otherwise), unless it is either inapplicable to a particular series or it is specifically deleted or modified in or pursuant to the Board Resolution or supplemental indenture establishing such series of Securities or in the form of Security, for such series:

     (a) default in the payment of any installment of interest upon any of the Securities of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

     (b) default in the payment of the principal of or premium, if any, of the Securities of such series as and when the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise; or

     (c) default in the payment or satisfaction of any sinking fund or other purchase obligation with respect to Securities of such series, as and when such obligation shall become due and payable as in this Indenture expressed; or

     (d) failure on the part of the Issuer duly to observe or perform any other of the covenants or agreements on the part of the Issuer in the Securities of such series or in this Indenture continued for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Issuer by the Trustee by certified or registered mail, or to the Issuer and the Trustee by the Holders of at least 25% in aggregate principal amount of the Securities of such series then Outstanding; or

     (e) without the consent of the Issuer a court having jurisdiction shall enter an order for relief with respect to the Issuer under the Bankruptcy Code or without the consent of the Issuer a court having jurisdiction shall enter a judgment, order or decree adjudging the Issuer a bankrupt or insolvent, or enter an order for relief for reorganization, arrangement, adjustment or composition of or in respect of the Issuer under the Bankruptcy Code or applicable state insolvency law and the continuance of any such judgment, order or decree is unstayed and in effect for a period of 90 consecutive days; or

     (f) the Issuer shall institute proceedings for entry of an order for relief with respect to the Issuer under the Bankruptcy Code or for an adjudication of insolvency, or shall consent to the institution of bankruptcy or insolvency proceedings against it, or shall file a petition seeking, or seek or consent to reorganization, arrangement, composition or relief under the Bankruptcy Code or any applicable state law, or shall consent to the filing of such petition or to the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator or similar official of the Issuer or of substantially all of its property, or the Issuer shall make a general assignment for the benefit of creditors as recognized under the Bankruptcy Code; or

     (g) default under any bond, debenture, note or other evidence of Indebtedness for money borrowed by the Issuer or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Issuer, whether such

Indebtedness exists on the date hereof or shall hereafter be created, which default shall have resulted in such Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, or any default in payment of such Indebtedness (after the expiration of any applicable grace periods and the presentation of any debt instruments, if required), if the aggregate amount of all such Indebtedness that has been so accelerated and with respect to which there has been such a default in payment shall exceed $25,000,000, without each such default and acceleration having been rescinded or annulled within a period of ten days after there shall have been given to the Issuer by the Trustee by certified or registered mail, or to the Issuer and the Trustee by the Holders of at least 25% in aggregate principal amount of the Securities of such series then Outstanding, a written notice specifying each such default and requiring the Issuer to cause each such default and acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

     (h) any other Event of Default provided with respect to the Securities of such series.

     If an Event of Default with respect to Securities of any series then Outstanding occurs and is continuing, then and in each and every such case, unless the principal of all of the Securities of such series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding, by notice in writing to the Issuer (and to the Trustee if given by Securityholders), may declare the principal (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all the Securities of such series and the interest, if any, accrued thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, notwithstanding anything to the contrary contained in this Indenture or in the Securities of such series. This provision, however, is subject to the condition that, if at any time after the unpaid principal amount (or such specified amount) of the Securities of such series shall have been so declared due and payable and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Issuer shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest, if any, upon all of the Securities of such series and the principal of any and all Securities of such series which shall have become due otherwise than by acceleration (with interest on overdue installments of interest, if any, to the extent that payment of such interest is enforceable under applicable law and on such principal at the rate borne by the Securities of such series to the date of such payment or deposit) and the reasonable compensation, disbursements, expenses and advances of the Trustee, and any and all defaults under this Indenture, other than the nonpayment of such portion of the principal amount of and accrued interest, if any, on Securities of such series which shall have become due by acceleration, shall have been cured or shall have been waived in accordance with Section 5.7 or provision deemed by the Trustee to be adequate shall have been made therefor, then and in every such case the Holders of a majority in aggregate principal amount of the Securities of such series then Outstanding, by written notice to the Issuer and to the Trustee, may rescind and annul such declaration and its consequences; but no such rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon. If any Event of Default with respect to the Issuer specified in Section 5.1(e) or 5.1(f) occurs, all unpaid principal amount (or, if the Securities of any series then Outstanding are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of each such series) and accrued interest on all Securities of each series then Outstanding shall ipso facto become and be immediately due and payable without any declaration or other act by the Trustee or any Securityholder.

     If the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Issuer, the Trustee and the Securityholders shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Issuer, the Trustee and the Securityholders shall continue as though no such proceeding had been taken.

     Except with respect to an Event of Default pursuant to Section 5.1 (a), (b) or (c), the Trustee shall not be charged with knowledge of any Event of Default unless written notice thereof shall have been given to a Responsible Officer by the Issuer, a paying agent or any Securityholder.

     SECTION 5.2 Payment of Securities on Default; Suit Therefor. The Issuer covenants that (a) if default shall be made in the payment of any installment of interest upon any of the Securities of any series then Outstanding as and when the same shall become due and payable, and such default shall have continued for a period of 30 days, or (b) if default shall be made in the payment of the principal of any of the Securities of such series as and when the same shall have become due and payable, whether at maturity of the Securities of such series or upon redemption or by declaration or otherwise, then, upon demand of the Trustee, the Issuer will pay to the Trustee, for the benefit of the Holders of the Securities, the whole amount that then shall have become due and payable on all such Securities of such series for principal or interest, if any, or both, as the case may be, with interest upon the overdue principal and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of interest, if any, at the rate borne by the Securities of such series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including a reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred by the Trustee hereunder other than through its negligence or bad faith.

     If the Issuer shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Issuer or any other obligor on the Securities of such series and collect in the manner provided by law out of the property of the Issuer or any other obligor on the Securities of such series, wherever situated, the moneys adjudged or decreed to be payable.

     If there shall be pending proceedings for the bankruptcy or for the reorganization of the Issuer or any other obligor on the Securities of any series then Outstanding under any bankruptcy, insolvency or other similar law now or hereafter in effect, or if a receiver or trustee or similar official shall have been appointed for the property of the Issuer or such other obligor, or in the case of any other similar judicial proceedings relative to the Issuer or other obligor upon the Securities of such series, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of the Securities of such series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 5.2, shall be entitled and empowered by intervention in such proceedings or otherwise to file and prove a claim or claims for the whole amount of principal and interest, if any, owing and unpaid in respect of the Securities of such series, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Securityholders allowed in such judicial proceedings relative to the Issuer or any other obligor on the Securities of such series, its or their creditors, or its or their property, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses, and any receiver, assignee or trustee or similar official in bankruptcy or reorganization is hereby authorized by each of the Securityholders to make such payments to the Trustee, and, if the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due it for compensation and expenses, including counsel fees and expenses incurred by it up to the date of such distribution. To the extent that such payment of reasonable compensation, expenses and counsel fees and expenses out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, moneys, securities and other property which the Holders of the Securities of such series may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

     All rights of action and of asserting claims under this Indenture, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the Holders of the Securities of the series in respect of which such judgment has been recovered.

     SECTION 5.3 Application of Moneys Collected by Trustee. Any moneys collected by the Trustee pursuant to Section 5.2 with respect to Securities of any series then Outstanding shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the several Securities of such series, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

          FIRST: To the payment of costs and expenses of collection and reasonable compensation to the Trustee, its agents, attorneys and counsel, and of all other expenses and liabilities incurred, and all advances made, by the Trustee pursuant to Section 6.6 except as a result of its negligence or bad faith;

          SECOND: If the principal of the Outstanding Securities of such series shall not have become due and be unpaid, to the payment of interest, if any, on the Securities of such series, in the order of the maturity of the installments of such interest, if any, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest, if any, at the rate borne by the Securities of such series, such payment to be made ratably to the Persons entitled thereto;

          THIRD: If the principal of the Outstanding Securities of such series shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon the Securities of such series for principal and interest, if any, with interest on the overdue principal and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest, if any, at the rate borne by the Securities of such series; and in case such moneys shall be insufficient to pay in full the whole amounts so due and unpaid upon the Securities of such series, then to the payment of such principal and interest, if any, without preference or priority of principal over interest or of interest over principal, or of any installment of interest over any other installment of interest, or of any Security over any other Security, ratably to the aggregate of such principal and accrued and unpaid interest; and

          FOURTH: To the payment of any surplus then remaining to the Issuer, its successors or assigns, or to whomsoever may be lawfully entitled to receive the same.

     No claim for interest which in any manner at or after maturity shall have been transferred or pledged separate or apart from the Securities to which it relates, or which in any manner shall have been kept alive after maturity by an extension (otherwise than pursuant to an extension made pursuant to a plan proposed by the Issuer to the Holders of all Securities of any series then Outstanding), purchase, funding or otherwise by or on behalf or with the consent or approval of the Issuer shall be entitled, in case of a default hereunder, to any benefit of this Indenture, except after prior payment in full of the principal of all Securities of any series then Outstanding and of all claims for interest not so transferred, pledged, kept alive, extended, purchased or funded.

     SECTION 5.4 Proceedings by Securityholders. No Holder of any Securities of any series then Outstanding shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee or similar official, or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding shall have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding, it being understood and intended, and being expressly covenanted by the Holder of every Security of such series with every other taker and Holder and the Trustee, that no one or more Holders of Securities of such series shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture or of the Securities to affect, disturb or prejudice the rights of any other Holder of such Securities of such series, or to obtain or seek to obtain priority over or preference as to any other such Holder, or to enforce any right under this Indenture or the Securities, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of such series.

     Notwithstanding any other provisions in this Indenture, but subject to Article Thirteen, the right of any Holder of any Security to receive payment of the principal of and interest, if any, on such Security, on or after the respective due dates expressed in such Security, or to institute suit for the enforcement of any such payment on or after such respective dates shall not be impaired or affected without the consent of such Holder.

     SECTION 5.5 Proceedings by Trustee. In case of an Event of Default hereunder, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceedings in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

     SECTION 5.6 Remedies Cumulative and Continuing. All powers and remedies given by this Article Five to the Trustee or to the Securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the Securityholders, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Securityholder to exercise any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 5.4, every power and remedy given by this Article Five or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

     SECTION 5.7 Direction of Proceedings; Waiver of Defaults by Majority of Securityholders. The Holders of a majority in aggregate principal amount of the Securities of any series then Outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to Securities of such series; provided, however, that (subject to the provisions of Section 6.1) the Trustee shall have the right to decline to follow any such direction if the Trustee shall determine upon advice of counsel that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, its executive committee, or a trust committee of directors or Responsible Officers or both shall determine that the action or proceeding so directed would involve the Trustee in personal liability. The Holders of a majority in aggregate principal amount of the Securities of any series then Outstanding may on behalf of the Holders of all of the Securities of such series waive any past default or Event of Default hereunder and its consequences except a default in the payment of interest, if any, on, or the principal of, the Securities of such series. Upon any such waiver the Issuer, the Trustee and the Holders of the Securities of such series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 5.7, said default or Event of Default shall for all purposes of the Securities and this Indenture be deemed to have been cured and to be not continuing.

     SECTION 5.8 Notice of Defaults. The Trustee shall, within 90 days after the occurrence of a default, with respect to Securities of any series then Outstanding, mail to all Holders of Securities of such series, as the names and the addresses of such Holders appear upon the Securities register, notice of all defaults known to the Trustee with respect to such series, unless such defaults shall have been cured before the giving of such notice (the term "defaults" for the purpose of this Section 5.8 being hereby defined to be the events specified in clauses (a), (b), (c), (d), (e), (f), (g) and (h) of Section 5.1, not including periods of grace, if any, provided for therein and irrespective of the giving of the written notice specified in said clause (d) or (g) but in the case of any default of the character specified in said clause (d) or (g) no such notice to Securityholders shall be given until at least 60 days after the giving of written notice thereof to the Issuer pursuant to said clause (d) or (g), as the case may be); provided, however, that, except in the case of default in the payment of the principal of or interest, if any, on any of the Securities, or in the payment or satisfaction of any sinking fund or other purchase obligation, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or Responsible Officers or both of the Trustee in good faith determines that the withholding of such notice is in the best interests of the Securityholders.

     SECTION 5.9 Undertaking to Pay Costs. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the cost of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorney's fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.9 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders, holding in the aggregate more than 10% in principal amount of the Securities of any series then Outstanding, or to any suit instituted by any Securityholders for the enforcement of the payment of the principal of or interest, if any, on any Security against the Issuer on or after the due date expressed in such Security.


                                   ARTICLE SIX
                             CONCERNING THE TRUSTEE

     SECTION 6.1 Duties and Responsibilities of the Trustee; During Default; Prior to Default. With respect to the Holders of any series of Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to the Securities of a particular series and after the curing or waiving of all Events of Default which may have occurred with respect to such series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to the Securities of a series has occurred (which has not been cured or waived) the Trustee shall exercise with respect to such series of Securities such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that

     (a) prior to the occurrence of an Event of Default with respect to the Securities of any series and after the curing or waiving of all such Events of Default with respect to such series which may have occurred:

          (i) the duties and obligations of the Trustee with respect to the Securities of any series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

     (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

     (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to Section 5.7 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

     None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

     SECTION 6.2 Certain Rights of the Trustee. Subject to Section 6.1:

     (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request, direction, order or demand of the Issuer mentioned herein shall be sufficiently evidenced by an Officers' Certificate or Issuer Order (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the secretary or an assistant secretary of the Issuer;

     (c) the Trustee may consult with counsel of its selection and any advice of such counsel promptly confirmed in writing shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel;

     (d) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture (including, without limitation, pursuant to Section 5.1), unless such
Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

     (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

     (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Securities of all series affected then Outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Issuer or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Issuer upon demand; and

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder.

     SECTION 6.3 Trustee Not Responsible for Recitals, Disposition of Securities or Application of Proceeds Trustee Not Responsible for Recitals, Disposition of Securities or Application of Proceeds Thereof. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture, of the Securities or of any prospectus used to sell the Securities. The Trustee shall not be accountable for the use or application by the Issuer of any of the Securities or of the proceeds thereof.

     SECTION 6.4 Trustee and Agents May Hold Securities; Collections, etc. The Trustee or any agent of the Issuer or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not the Trustee or such agent and, subject to Sections 6.8 and 6.13, may otherwise deal with the Issuer and receive, collect, hold and retain collections from the Issuer with the same rights it would have if it were not the Trustee or such agent.

     SECTION 6.5 Moneys Held by Trustee.  Subject to the  provisions  of Section
10.4 hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Issuer or the Trustee shall be under any liability for interest on any moneys received by it hereunder.

     SECTION 6.6 Compensation and Indemnification of Trustee and Its Prior Claim. The Issuer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as shall be agreed to in writing between the Issuer and the Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Issuer covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Issuer also covenants to indemnify the Trustee and each predecessor Trustee for, and to hold it harmless against, any and all loss, liability, damage, claim or expense, including taxes (other than taxes based on the income of the Trustee), incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including the costs and expenses of defending itself against or investigating any claim or liability in the premises. The obligations of the Issuer under this Section 6.6 to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture or the resignation or removal of the Trustee and shall not be subordinate to the payment of Senior Indebtedness pursuant to Article Thirteen. Such additional indebtedness shall be a senior claim to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities, and the Securities are hereby subordinated to such senior claim. When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1 or in connection with Article Five hereof, the expenses (including the reasonable fees and expenses of its counsel) and the compensation for the service in connection therewith are intended to constitute expenses of administration under any bankruptcy law.

     SECTION 6.7 Right of Trustee to Rely on Officers' Certificate, etc. Subject to Sections 6.1 and 6.2, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

     SECTION 6.8 Qualification of Trustee; Conflicting Interests. (a) If the Trustee has or shall acquire any conflicting interest (as defined in subsection
(c)), then within 90 days after ascertaining that it has such conflicting interest, and if the default (as defined in subsection (c)) to which such conflicting interest relates has not been cured or duly waived or otherwise eliminated before the end of such 90-day period, the Trustee shall either eliminate such conflicting interest or, except as otherwise provided below, resign, and the Issuer shall take prompt steps to have a successor appointed in the manner provided in Section 6.10.

     (b) If the Trustee  shall fail to comply with the  provisions of subsection
(a), the Trustee shall, within 10 days after the expiration of such 90-day period, transmit notice of such failure to the Securityholders in the manner and to the extent provided in Section 4.4 and, subject to the provisions of Section 5.9, unless the Trustee's duty to resign is stayed as provided below, any Securityholder who has been a bona fide Holder of Securities for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee, and the appointment of a successor, if the Trustee fails, after written request thereof by such Securityholder, to comply with the provisions of subsection (a).

     Except in the case of a default in the payment of the principal of or interest on any Security, or in the payment of any sinking or purchase fund installment, the Trustee shall not be required to resign as provided by this
Section 6.8 if the Trustee shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that

          (i) the default under the Indenture may be cured or waived during a reasonable period and under the procedures described in such application, and

          (ii) a stay of the Trustee's duty to resign will not be inconsistent with the interests of Holders of the Securities.

     The filing of such an application shall automatically stay the performance of the duty to resign until the Commission orders otherwise. Any resignation of the Trustee shall become effective only upon the appointment of a successor trustee in accordance with the provisions of Section 6.10 and such successor's acceptance of such an appointment.

     (c) For the purposes of this Section 6.8, the Trustee shall be deemed to have a conflicting interest with respect to Securities of any series if the Securities of such series are in default (as determined in accordance with the provisions of Section 5.1, but exclusive of any period of grace or requirement of notice) and

          (i) the Trustee is trustee under this Indenture with respect to the Outstanding securities of any other series or is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Issuer are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Securities issued under this Indenture; provided that there shall be excluded from the operation of this paragraph
     (i), this Indenture with respect to the Securities of any other series and there shall also be so excluded any other indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Issuer are outstanding if (x) this Indenture is and, if applicable, this Indenture and any series issued pursuant to this Indenture and such other indenture or indentures are wholly unsecured and rank equally and such other indenture or indentures are hereafter qualified under the Trust Indenture Act of 1939, unless the Commission shall have found and declared by order pursuant to Section 305(b) or Section 307(c) of the Trust Indenture Act of 1939 that differences exist between the provisions of this Indenture with respect to Securities of such series and one or more other series, or the provisions of this Indenture and the provisions of such other indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to Securities of such series and such other series, or under this Indenture or such other indenture or indentures, or (y) the Issuer shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that trusteeship under this Indenture with respect to Securities of such series and such other series, or under this Indenture and such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to Securities of such series and such other series, or under this Indenture and such other indentures;

          (ii) the Trustee or any of its directors or executive officers is an underwriter for the Issuer;

          (iii) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with an underwriter for the Issuer;

          (iv) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee, or representative of the Issuer, or of an underwriter (other than the Trustee itself) for the Issuer who is currently engaged in the business of underwriting, except that (x) one individual may be a director or an executive officer, or both, of the Trustee and a director or an executive officer, or both, of the Issuer, but may not be at the same time an executive officer of both the Trustee and the Issuer; (y) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officer, or both, of the Trustee and a director of the Issuer; and (z) the Trustee may be designated by the Issuer or by any underwriter for the Issuer to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent, or depositary, or in any other similar capacity, or, subject to the provisions of subsection (c)
     (i) of this Section, to act as trustee, whether under an indenture or otherwise;

          (v) 10% or more of the voting securities of the Trustee is beneficially owned either by the Issuer or by any director, partner or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Issuer or by any director, partner, or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

          (vi) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, (x) 5% or more of the voting securities or 10% or more of any other class of security of the Issuer, not including the Securities issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (y) 10% or more of any class of security of an underwriter for the Issuer;

          (vii) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Issuer;

          (viii) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, 10% or more of any class security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Issuer;

          (ix) the Trustee owns on the date of default (as determined in accordance with the provisions of Section 5.1, but exclusive of any period of grace or requirement of notice) or on any anniversary of such default while such default remains outstanding, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any Person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraphs (vi), (vii) or (viii) of this subsection. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator, or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after the dates of any such default and annually in each succeeding year that the Securities remain in default, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such dates. If the Issuer fails to make payment in full of principal of or interest on any of the Securities when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such Securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such Securities so held by the Trustee, with sole or joint control over such Securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs
     (vi), (vii) and (viii) of this subsection; or

          (x) except under the  circumstances  described in paragraphs (1), (3),
     (4), (5) or (6) of Section 6.13(b), the Trustee shall be or shall become a creditor of the Issuer.

     For purposes of subsection (c) (i), the term "series of securities" or "series" means a series, class or group of securities issuable under an indenture pursuant to the terms of which holders of one such series may vote to direct the Trustee, or otherwise take action pursuant to a vote of such holders, separately from holders of another such series; provided that "series of securities" or "series" shall not include any series of securities issuable under an indenture if all such series rank equally and are wholly unsecured.

     The specification of percentages in subsections (c) (v) to (ix) inclusive of this Section 6.8 shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of subsections (c) (iii) or (vii) of this Section.

     For the purposes of subsections (c) (vi),  (vii),  (viii) and (ix), of this
Section 6.8, only,

          (A) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies, or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness;

          (B) an obligation shall be deemed to be in default when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and

          (C) the Trustee shall not be deemed to be the owner or holder of (x) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in clause
     (B) above, or (y) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (z) any security which it holds as agent for collection, or as custodian, escrow agent, or depositary, or in any similar representative capacity.

     Except as provided above, the word "security" or "securities" as used in this Section 6.8 shall mean any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas or other mineral rights, or, in general, any interest or instrument commonly known as a "security", or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.

     (d) For purposes of this Section 6.8:

          (i) the term "underwriter" when used with reference to the Issuer shall mean every person who, within a one year period prior to the time as of which the determination is made, was an underwriter of any security of the Issuer outstanding at the time of the determination;

          (ii) the term  "director"  shall mean any director of a corporation or
     any   individual   performing   similar   functions  with  respect  to  any
     organization whether incorporated or unincorporated;

          (iii) the term "person" shall mean an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization, or a government or political subdivision thereof; as used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security;

          (iv) the term "voting security" shall mean any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person;

          (v) the term "Issuer" shall mean any obligor upon the Securities; and

          (vi) the term "executive officer" shall mean the president, every vice president, every trust officer, the cashier, the secretary, and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

     (e) The percentages of voting securities and other securities  specified in
this  Section  6.8  shall  be  calculated  in  accordance   with  the  following
provisions:

          (i) a specified percentage of the voting securities of the Trustee, the Issuer or any other person referred to in this Section (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person;

          (ii) a specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding;

          (iii) the term "amount", when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares, and the number of units if relating to any other kind of security;

          (iv) the term "outstanding" means issued and not held by or for the account of the issuer; the following securities shall not be deemed outstanding within the meaning of this definition:

          (A) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

          (B) securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

          (C) securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

          (D) securities held in escrow if placed in escrow by the issuer thereof; provided,that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof; and

          (v) a security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

     SECTION 6.9 Persons Eligible for Appointment as Trustee. The Trustee for each series of Securities hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or of any state or the District of Columbia having a combined capital and surplus of at least $50,000,000, and which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal, state or District of Columbia authority, or a corporation or other Person permitted to act as trustee by the Commission. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. No obligor upon the Securities or any Affiliate of such obligor shall serve as trustee upon the Securities. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.9, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.10.

     SECTION 6.10 Resignation and Removal; Appointment of Successor Trustee. (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to one or more or all series of Securities by giving written notice of resignation to the Issuer. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee or trustees. If no successor trustee shall have been so appointed with respect to any series and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of
Section 5.9, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

     (b) In case at any time any of the following shall occur:

          (i) the Trustee  shall fail to comply with the  provisions  of Section
     6.8 with respect to any series of Securities after written request therefor by the Issuer or by any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months; or

          (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.9 and shall fail to resign after written request therefor by the Issuer or by any such Securityholder; or

          (iii) the Trustee shall become incapable of acting with respect to any series of Securities, or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Issuer may remove the Trustee with respect to the applicable series of Securities and appoint a successor trustee for such series by written instrument, in duplicate, executed by order of the Board of Directors one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 5.9, any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee with respect to such series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

     (c) The Holders of a majority in aggregate principal amount of the Securities of each series then Outstanding may at any time remove the Trustee with respect to Securities of such series and appoint a successor trustee with respect to the Securities of such series by delivering to the Trustee so removed, to the successor trustee so appointed and to the Issuer the evidence provided for in Section 7.1 of the action in that regard taken by the Securityholders. If no successor trustee shall have been so appointed with respect to any series and have accepted appointment within 30 days after the delivery of such evidence of removal, the Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of
Section 5.9, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

     (d) Any resignation or removal of the Trustee with respect to any series and any appointment of a successor trustee with respect to such series pursuant to any of the provisions of this Section 6.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.11.

     SECTION 6.11 Acceptance of Appointment by Successor Trustee. Any successor trustee appointed as provided in Section 6.10 shall execute and deliver to the Issuer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee with respect to all or any applicable series shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee for such series hereunder; but, nevertheless, on the written request of the Issuer or of the successor trustee, upon payment of its charges then unpaid, the trustee ceasing to act shall, subject to Section 10.4, pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Issuer shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 6.6.

     If a successor trustee is appointed with respect to the Securities of one or more (but not all) series, the Issuer, the predecessor Trustee and each successor trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts under separate indentures.

     No successor trustee with respect to any series of Securities shall accept appointment as provided in this Section 6.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of
Section 6.8 and eligible under the provisions of Section 6.9.

     Upon acceptance of appointment by any successor trustee as provided in this
Section 6.11, the Issuer shall give notice thereof to the Holders of Securities of each series affected, by mailing such notice to such Holders at their addresses as they shall appear on the registry books. If the Issuer fails to give such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be given at the expense of the Issuer.

     SECTION 6.12 Merger, Conversion, Consolidation or Succession to Business of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be qualified under the provisions of Section 6.8 and eligible under the provisions of Section 6.9, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities of any series shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities of any series shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities of such series or in this Indenture provided that the certificate of the Trustee shall have; provided, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities of any series in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

     SECTION 6.13 Preferential Collection of Claims Against the Issuer. (a) Subject to the provisions of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Issuer within three months prior to a default, as defined in subsection (c) of this
Section 6.13, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and the holders of other indenture securities (as defined in this Section 6.13):

          (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three month period and valid as against the Issuer and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in subsection (a) (2) of this section, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Issuer upon the date of such default; and

          (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three month period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Issuer and its other creditors in such property or such proceeds.

     Nothing herein contained, however, shall affect the right of the Trustee:

          (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Issuer) who is liable thereon,
     (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Issuer in bankruptcy or receivership or in proceedings for reorganization pursuant to the Bankruptcy Code or applicable state law;

          (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three month period;

          (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three month period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default as defined in subsection (c) of this Section would occur within three months; or

          (D) to receive  payment on any claim  referred to in paragraph  (B) or
     (C), against the release of any property held as security for such claim as provided in such paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

     For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three month period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any preexisting claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

     If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, the Securityholders and the holders of other indenture securities in such manner that the Trustee, such Securityholders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Issuer in bankruptcy or receivership or in proceedings for reorganization pursuant to the Bankruptcy Code or applicable state law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Issuer of the funds and property in such special account, and before crediting to the respective claims of the Trustee, such Securityholders and the holders of other indenture securities, dividends on claims filed against the Issuer in bankruptcy or receivership or in proceedings for reorganization pursuant to the Bankruptcy Code or applicable state law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or in proceedings for reorganization pursuant to the Bankruptcy Code or applicable state law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceeding for reorganization is pending shall have jurisdiction
(i) to apportion between the Trustee, such Securityholders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and the proceeds thereof, or
(ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee, such Securityholders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

     Any Trustee who has resigned or been removed after the beginning of such three month period shall be subject to the provisions of this subsection (a) as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three month period, it shall be subject to the provisions of this subsection (a) if and only if the following conditions exist:

          (i) the receipt of property or reduction of claim which would have given rise to the obligation to account, if such Trustee had continued as trustee, occurred after the beginning of such three month period; and

          (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

     (b) There shall be excluded from the operation of this Section 6.13 a creditor relationship arising from:

          (1) the ownership or acquisition of securities issued under any indenture or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

          (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advance and of the circumstances surrounding the making thereof is given to the Securityholders at the time and in the manner provided in this Indenture;

          (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

          (4) an indebtedness created as a result of services rendered or premises rented or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in subsection (c)(2) of this Section;

          (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Issuer; or

          (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in subsection (c) (3) of this Section.

     (c) As used in this Section 6.13:

          (1) the term "default" shall mean any failure to make payment in full of the principal of or interest on any of the Securities when and as such principal or interest becomes due and payable;

          (2) the term "cash transaction" shall mean any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

          (3) the term "self-liquidating paper" shall mean any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Issuer for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Issuer arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation; and

          (4) the term "Issuer" shall mean any obligor upon the Securities.

     SECTION 6.14 Appointment of Authenticating Agent. As long as any Securities of a series remain Outstanding, the Trustee may, by an instrument in writing, appoint with the approval of the Issuer an authenticating agent (the "Authenticating Agent") which shall be authorized to act on behalf of the Trustee to authenticate Securities, including Securities issued upon exchange, registration of transfer, partial redemption or pursuant to Section 2.9. Securities of each such series authenticated by such Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee. Whenever reference is made in this Indenture to the authentication and delivery of Securities of any series by the Trustee or to the Trustee's Certificate of Authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent for such series and a Certificate of Authentication executed on behalf of the Trustee by such Authenticating Agent. Such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or of any state or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 (determined as provided in Section 6.9 with respect to the Trustee) and subject to supervision or examination by federal or state authority.

     Any corporation into which any Authenticating Agent may be merged or converted, or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent with respect to all series of Securities for which it served as Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent. Any Authenticating Agent may at any time, and if it shall cease to be eligible shall, resign by giving written notice of resignation to the Trustee and to the Issuer. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Issuer.

     Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.14 with respect to one or more series of Securities, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Issuer and the Issuer shall provide notice of such appointment to all Holders of Securities of such series in the manner and to the extent provided in Section 11.4. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. The Issuer agrees to pay to the Authenticating Agent for such series from time to time reasonable compensation. The Authenticating Agent for the Securities of any series shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee.

     Sections 6.2, 6.3, 6.4 and 7.3 shall be applicable to any Authenticating Agent.


                                  ARTICLE SEVEN
                         CONCERNING THE SECURITYHOLDERS

     SECTION 7.1 Evidence of Action Taken by Securityholders. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by a specified percentage in principal amount of the Securityholders of any or all series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Securityholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 6.1 and 6.2) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Article Seven.

     SECTION 7.2 Proof of Execution of Instruments and of Holding of Securities. Subject to Sections 6.1 and 6.2, the execution of any instrument by a Securityholder or his agent or proxy may be proved in the following manner:

     (a) The fact and date of the execution by any Holder of any instrument may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the person executing such instruments acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit shall also constitute sufficient proof of the authority of the person executing the same.

     (b) The ownership of Securities shall be proved by the Security register or by a certificate of the Security registrar.

     SECTION 7.3 Holders to be Treated as Owners. The Issuer, the Trustee and any agent of the Issuer or the Trustee may deem and treat the Person in whose name any Security shall be registered upon the Security register for such series as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Indenture, interest, if any, on such Security and for all other purposes; and neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

     SECTION 7.4 Securities Owned by Issuer Deemed Not Outstanding. In determining whether the Holders of the requisite aggregate principal amount of Outstanding Securities of any or all series have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Issuer or any other obligor on the Securities with respect to which such determination is being made or by any Affiliate of the Issuer or any other obligor on the Securities with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the Securities or any Affiliate of the Issuer or any other obligor on the Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Issuer shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Issuer to be owned or held by or for the account of any of the above-described Persons; and, subject to Sections 6.1 and 6.2, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

     SECTION 7.5 Right of Revocation of Action Taken. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.1, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article Seven, revoke such action so far as concerns such Security provided that such revocation shall not become effective until three business days after such filing. Except as aforesaid any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities issued in exchange or substitution therefor or on registration of transfer thereof, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Trustee and the Holders of all the Securities affected by such action.

     SECTION 7.6 Record Date for Consents and Waivers. The Issuer may, but shall not be obligated to, direct the Trustee to establish a record date for the purpose of determining the Persons entitled to (i) waive any past default with respect to the Securities of such series in accordance with Section 5.7 of the Indenture, (ii) consent to any supplemental indenture in accordance with Section
8.2 of the Indenture or (iii) waive compliance with any term, condition or provision of any covenant hereunder. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and any such Persons, shall be entitled to waive any such past default, consent to any such supplemental indenture or waive compliance with any such term, condition or provision, whether or not such Holder remains a Holder after such record date; provided, however, that unless such waiver or consent is obtained from the Holders, or duly designated proxies, of the requisite principal amount of Outstanding Securities of such series prior to the date which is the 180th day after such record date, any such waiver or consent previously given shall automatically and without further action by any Holder be cancelled and of no further effect.


                                  ARTICLE EIGHT
                             SUPPLEMENTAL INDENTURES

     SECTION 8.1 Supplemental Indentures Without Consent of Securityholders. The Issuer, when authorized by a resolution of its Board of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order), and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of the execution thereof) for one or more of the following purposes:

     (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities of one or more series any property or assets;

     (b) to evidence the succession of another corporation to the Issuer, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Issuer pursuant to Article Nine;

     (c) to add to the covenants of the Issuer such further covenants, restrictions, conditions or provisions as the Issuer and the Trustee shall consider to be for the protection of the Holders of all or any series of Securities, (and if such covenants, restrictions, conditions or provisions are to be for the protection of less than all series of Securities, stating that the same are expressly being included solely for the protection of such series) and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of such series to waive such an Event of Default;

     (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make any other provisions as the Issuer may deem necessary or desirable, provided, however, that no such action shall adversely affect the interests of the Holders of the Securities;

     (e) to establish the form or terms of Securities of any series as permitted by Sections 2.1 and 2.3; and

     (f) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 6.11.

     The Trustee is hereby authorized to join with the Issuer in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the Holders of any of the Securities then Outstanding, notwithstanding any of the provisions of Section 8.2.

     SECTION 8.2 Supplemental Indentures with Consent of Securityholders. With the consent (evidenced as provided in Article Seven) of the Holders of not less than a majority in aggregate principal amount of the Securities then Outstanding of any series affected by such supplemental indenture, the Issuer, when authorized by a resolution of its Board of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order), and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of such series; provided, that no such supplemental indenture shall (a) extend the stated final maturity of the principal of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest, if any, thereon (or, in the case of an Original Issue Discount Security, reduce the rate of accrual of original issue discount thereon), or reduce or alter the method of computation of any amount payable on redemption, repayment or purchase by the Issuer thereof (or the time at which any such redemption, repayment or purchase may be made), or make the principal thereof (including any amount in respect of original issue discount), or interest, if any, thereon payable in any coin or currency other than that provided in the Securities or in accordance with the terms of the Securities, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 5.1 or the amount thereof provable in bankruptcy pursuant to Section 5.2, or impair or affect the right of any Securityholder to institute suit for the payment thereof or, if the Securities provide therefor, any right of repayment or purchase at the option of the Securityholder, in each case without the consent of the Holder of each Security so affected, or (b) reduce the aforesaid percentage of Securities of any series, the consent of the Holders of which is required for any such supplemental indenture, without the consent of the Holders of each Security so affected. No consent of any Holder of any Security shall be necessary under this Section 8.2 to permit the Trustee and the Issuer to execute supplemental indentures pursuant to Sections 8.1 and 9.2.

     A supplemental indenture which changes or eliminates any covenant, Event of Default or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of Holders of Securities of such series, with respect to such covenant or provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     Upon the request of the Issuer, accompanied by a copy of a resolution of the Board of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order) certified by the secretary or an assistant secretary of the Issuer authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of the Holders of the Securities as aforesaid and other documents, if any, required by Section 7.1, the Trustee shall join with the Issuer in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

     It shall not be necessary for the consent of the Securityholders under this
Section 8.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

     Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to the provisions of this Section 8.2, the Trustee shall give notice thereof to the Holders of then Outstanding Securities of each series affected thereby, as provided in Section 11.4. Any failure of the Issuer to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

     SECTION 8.3 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer and the Holders of Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and shall be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     SECTION 8.4 Documents to Be Given to Trustee. The Trustee, subject to the provisions of Sections 6.1 and 6.2, shall be entitled to receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article Eight complies with the applicable provisions of this Indenture.

     SECTION 8.5 Notation on Securities in Respect of Supplemental Indentures.

Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article Eight may bear a notation in form approved by the Trustee for such series as to any matter provided for by such supplemental indenture or as to any action taken by Securityholders. If the Issuer or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Issuer, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Issuer, authenticated by the Trustee and delivered in exchange for the Securities of such series then Outstanding.

     SECTION 8.6 Subordination Unimpaired. This Indenture may not be amended to alter the subordination of any Outstanding Securities without the written consent of each holder of Senior Indebtedness then outstanding that would be adversely affected thereby.


                                  ARTICLE NINE
        CONSOLIDATION, MERGER, SALE, LEASE, EXCHANGE OR OTHER DISPOSITION

     SECTION 9.1 Issuer May Consolidate, etc., on Certain Terms. Subject to the provisions of Section 9.3, nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Issuer with or into any other corporation or corporations (whether or not affiliated with the Issuer), or successive consolidations or mergers in which the Issuer or its successor or successors shall be a party or parties, or shall prevent any sale, lease, exchange or other disposition of all or substantially all the property and assets of the Issuer to any other corporation (whether or not affiliated with the Issuer) authorized to acquire and operate the same; provided, however, and the Issuer hereby covenants and agrees, that any such consolidation, merger, sale, lease, exchange or other disposition shall be upon the conditions that (a) immediately after such consolidation, merger, sale, lease, exchange or other disposition of the corporation (whether the Issuer or such other corporation) formed by or surviving any such consolidation or merger, or to which such sale, lease, exchange or other disposition shall have been made, shall not be in default in the performance or observance of any of the terms, covenants and conditions of this Indenture to be kept or performed by the Issuer; (b) the corporation (if other than the Issuer) formed by or surviving any such consolidation or merger, or to which such sale, lease, exchange or other disposition shall have been made, shall be a corporation organized under the laws of the United States of America, any state thereof or the District of Columbia; and (c) the due and punctual payment of the principal of and interest, if any, on all the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Issuer, shall be expressly assumed, by supplemental indenture satisfactory in form to the Trustee executed and delivered to the Trustee, by the corporation (if other than the Issuer) formed by such consolidation, or into which the Issuer shall have been merged, or by the corporation which shall have acquired or leased such property.

     SECTION 9.2 Securities to be Secured in Certain Events. If, upon any such consolidation, merger, or upon any such sale, lease, exchange or other disposition or upon any acquisition by the Issuer by purchase or otherwise of all or any part of the properties of any other corporation, any Principal Property owned by the Issuer or a Restricted Subsidiary immediately prior thereto would thereupon become subject to any mortgage, security interest, pledge, lien or encumbrance, not permitted by Section 3.6 hereof, the Issuer, prior to such consolidation, merger, sale, lease, exchange or other disposition or acquisition, will by indenture supplemental hereto secure the due and punctual payment of the principal of and interest, if any, on the Securities then outstanding (equally and ratably, or with such other relative priority specified in Section 3.6, with any other indebtedness of or guaranteed by the Issuer then entitled thereto, but only to the extent that such indebtedness is Subordinated Indebtedness) by a direct lien on such Principal Property, together with any other properties and assets of the Issuer or of any such Restricted Subsidiary, whichever shall be the owner of any such Principal Property, which would thereupon become subject to any such mortgage, security interest, pledge, lien or encumbrance, prior to all liens other than any theretofore existing thereon and other than liens on Senior Indebtedness.

     SECTION 9.3 Successor Corporation to be Substituted. In case of any such consolidation or merger or any sale, conveyance or lease of all or substantially all of the property of the Issuer and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and interest, if any, on all of the Securities and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Issuer, such successor corporation shall succeed to and be substituted for the Issuer, with the same effect as if it had been named herein as the party of the first part, and the Issuer (including any intervening successor to the Issuer which shall have become the obligor hereunder) shall be relieved of any further obligation under this Indenture and the Securities; provided, however, that in the case of a sale, lease, exchange or other disposition of the property and assets of the Issuer (including any such intervening successor), the Issuer (including any such intervening successor) shall continue to be liable on its obligations under this Indenture and the Securities to the extent, but only to the extent, of liability to pay the principal of and interest, if any, on the Securities at the time, places and rate prescribed in this Indenture and the Securities. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Issuer, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Issuer and delivered to the Trustee; and, upon the order of such successor corporation instead of the Issuer and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Issuer to the Trustee for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

     In case of any such consolidation or merger or any sale, lease, exchange or other disposition of all or substantially all of the property and assets of the Issuer, such changes in phraseology and form (but not in substance) may be made in the Securities, thereafter to be issued, as may be appropriate.

     SECTION 9.4 Opinion of Counsel to be Given Trustee. The Trustee, subject to Sections 6.1 and 6.2, may receive an Officers' Certificate and Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, lease, exchange or other disposition and any such assumption complies with the provisions of this Article Nine.


                                   ARTICLE TEN
            SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONEYS

     SECTION 10.1  Satisfaction  and Discharge of Indenture.  (A) If at any time
(a) the Issuer shall have paid or caused to be paid the principal of and interest, if any, on all the Securities Outstanding (other than Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.9) as and when the same shall have become due and payable, or (b) the Issuer shall have delivered to the Trustee for cancellation all Securities theretofore authenticated (other than Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in
Section 2.9); and if, in any such case, the Issuer shall also pay or cause to be paid all other sums payable hereunder by the Issuer, then this Indenture shall cease to be of further effect, and the Trustee, on demand of the Issuer accompanied by an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent relating to the satisfaction and discharge contemplated by this provision have been complied with, and at the cost and expense of the Issuer, shall execute proper instruments acknowledging such satisfaction and discharging this Indenture. The Issuer agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred, and to compensate the Trustee for any services thereafter reasonably and properly rendered, by the Trustee in connection with this Indenture or the Securities.

     (B) If at any time (a) the Issuer shall have paid or caused to be paid the principal of, premium, if any, and interest, if any, on all the Securities of any series Outstanding (other than Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in
Section 2.9) as and when the same shall have become due and payable, or (b) the Issuer shall have delivered to the Trustee for cancellation all Securities of any series theretofore authenticated (other than any Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.9), or (c) in the case of any series of Securities with respect to which the exact amount described in clause (ii) below can be determined at the time of making the deposit referred to in such clause (ii),
(i) all the Securities of such series not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and (ii) the Issuer shall have irrevocably deposited or caused to be deposited with the Trustee as funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of Securities of such series, cash in an amount (other than moneys repaid by the Trustee or any paying agent to the Issuer in accordance with Section 10.4) or direct obligations of the United States of America, backed by its full faith and credit ("U.S. Government Obligations"), maturing as to principal and interest, if any, at such times and in such amounts as will insure the availability of cash, or a combination thereof, sufficient in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (A) the principal of, premium, if any, and interest, if any, on all Securities of such series on each date that such principal of, premium, if any, or interest, if any, is due and payable, and (B) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of the Indenture and the Securities of such series; then the Issuer shall be deemed to have paid and discharged the entire indebtedness on all the Securities of such series on the date of the deposit referred to in clause (ii) above and the provisions of this Indenture with respect to the Securities of such series shall no longer be in effect

(except, in the case of clause (c) of this Section 10.1(B), as to (i) rights of registration of transfer and exchange of Securities of such series, (ii) rights of substitution of mutilated, defaced, destroyed, lost or stolen Securities of such series, (iii) rights of Holders of Securities of such series to receive payments of principal thereof and premium, if any, and interest, if any, thereon upon the original stated due dates therefor (but not upon acceleration), and remaining rights of the Holders of Securities of such series to receive mandatory sinking fund payments thereon, if any, when due, (iv) the rights, obligations, duties and immunities of the Trustee hereunder, (v) the rights of the Holders of Securities of such series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them and
(vi) the obligations of the Issuer under Section 3.2 with respect to Securities of such series) and the Trustee, on demand of the Issuer accompanied by an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent contemplated by this provision have been complied with, and at the cost and expense of the Issuer, shall execute proper instruments acknowledging the same.

     (C) The following provisions shall apply to the Securities of each series unless specifically otherwise provided in a Board Resolution, Officers' Certificate or indenture supplemental hereto provided pursuant to Section 2.3. In addition to discharge of the Indenture pursuant to the next preceding paragraph, in the case of any series of Securities with respect to which the exact amount described in subparagraph (a) below can be determined at the time of making the deposit referred to in such subparagraph (a), the Issuer shall be deemed to have paid and discharged the entire indebtedness on all the Securities of such a series on the 91st day after the date of the deposit referred to in subparagraph (a) below, and the provisions of this Indenture with respect to the Securities of such series shall no longer be in effect (except as to (i) rights of registration of transfer and exchange of Securities of such series, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Securities of such series, (iii) rights of Holders of Securities of such series to receive payments of principal thereof, premium, if any, and interest, if any, thereon upon the original stated due dates therefor (but not upon acceleration), and remaining rights of the Holders of Securities of such series to receive mandatory sinking fund payments, if any, (iv) the rights, obligations, duties and immunities of the Trustee hereunder, (v) the rights of the Holders of Securities of such series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them and (vi) the obligations of the Issuer under Section 3.2 with respect to Securities of such series) and the Trustee, on demand of the Issuer accompanied by an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent contemplated by this provision have been complied with, and at the cost and expense of the Issuer, shall execute proper instruments acknowledging the same, if

          (a) with reference to this provision the Issuer has irrevocably deposited or caused to be irrevocably deposited with the Trustee as funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of Securities of such series (i) cash in an amount, or (ii) U.S. Government Obligations, maturing as to principal and interest, if any, at such times and in such amounts as will insure the availability of cash, or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (A) the principal of, premium, if any, and interest, if any, on all Securities of such series on each date that such principal or interest, if any, is due and payable, and (B) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of the Indenture and the Securities of such series;

          (b) such deposit will not result in a breach or violation of, or constitute a default under, any agreement or instrument to which the Issuer is a party or by which it is bound; and

          (c) the Issuer has delivered to the Trustee an Opinion of Counsel based on the fact that (x) the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling or (y), since the date hereof, there has been a change in the applicable United States federal income tax law, in either case to the effect that, and such opinion shall confirm that, the Holders of the Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred.

     SECTION 10.2 Application by Trustee of Funds Deposited for Payment of Securities. Subject to Section 10.4, all moneys and U.S. Government Obligations deposited with the Trustee pursuant to Section 10.1 shall be held in trust, and such moneys and all moneys from such U.S. Government Obligations shall be applied by it to the payment, either directly or through any paying agent (including the Issuer acting as its own paying agent), to the Holders of the particular Securities of such series for the payment or redemption of which such moneys and U.S. Government Obligations have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest, if any, but such moneys and U.S. Government Obligations need not be segregated from other funds except to the extent required by law.

     SECTION 10.3 Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to Securities of any series, all moneys then held by any paying agent under the provisions of this Indenture with respect to such series of Securities shall, upon demand of the Issuer, be repaid to it or paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys.

     SECTION 10.4 Return of Moneys Held by Trustee and Paying Agent Unclaimed for Two Years. Any moneys deposited with or paid to the Trustee or any paying agent for the payment of the principal of or interest, if any, on any Security of any series and not applied but remaining unclaimed for two years after the date upon which such principal or interest, if any, shall have become due and payable, shall, upon the written request of the Issuer and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Issuer by the Trustee for such series or such paying agent, and the Holder of the Securities of such series shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Issuer for any payment which such Holder may be entitled to collect, and all liability of the Trustee or any paying agent with respect to such moneys shall thereupon cease.

     SECTION 10.5 Indemnity for U.S. Government Obligations. The Issuer shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section
10.1 or the principal or interest received in respect of such obligations.


                                 ARTICLE ELEVEN
                            MISCELLANEOUS PROVISIONS

     SECTION 11.1 Partners, Incorporators, Stockholders, Officers and Directors of Issuer Exempt from IndividuaPartners, Incorporators, Stockholders, Officers and Directors of Issuer Exempt from Individual Liability. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future stockholder, officer or director, as such, of the Issuer, or any partner of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders thereof and as part of the consideration for the issue of the Securities.

     SECTION 11.2 Provisions of Indenture for the Sole Benefit of Parties and Holders of Securities. Nothing in this Indenture or in the Securities, expressed or implied, shall give or be construed to give to any Person, other than the parties hereto and their successors and the Holders of the Senior Indebtedness and the Holders of the Securities, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Securities.

     SECTION 11.3 Successors and Assigns of Issuer Bound by Indenture. All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Issuer shall bind its successors and assigns, whether so expressed or not.

     SECTION 11.4 Notices and Demands on Issuer, Trustee and Holders of Securities. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Securities to or on the Issuer, or as required pursuant to the Trust Indenture Act of 1939, may be given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Issuer is filed by the Issuer with the Trustee) to Seagull Energy Corporation, 1001 Fannin, Suite 1700, Houston, Texas 77002,
Attention: Chairman of the Board. Any notice, direction, request or demand by the Issuer or any Holder of Securities to or upon the Trustee shall be deemed to have been sufficiently given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Trustee is filed by the Trustee with the Issuer) to The Bank of New York, 101 Barclay Street, Floor 21 West, New York, New York 10286, Attention: Corporate Trust Trustee Administration.

     Where this Indenture provides for notice to Holders of Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder entitled thereto, at his last address as it appears in the Security register. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Issuer when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be reasonably satisfactory to the Trustee shall be deemed to be sufficient notice.

     SECTION 11.5 Officers' Certificates and Opinions of Counsel; Statements to Be Contained Therein. Upon any herein application or demand by the Issuer to the Trustee to take any action under any of the provisions of this Indenture, or as required pursuant to the Trust Indenture Act of 1939, the Issuer shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

     Each certificate or opinion provided for in this Indenture (other than a certificate provided pursuant to Section 4.3(d)) and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an opinion as to whether or not such covenant or condition has been complied with, and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

     Any certificate, statement or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters, information with respect to which is in the possession of the Issuer, upon the certificate, statement or opinion of or representations by an officer or officers of the Issuer, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

     Any certificate, statement or opinion of an officer of the Issuer or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

     Any certificate or opinion of any independent firm of public accountants filed with and directed to the Trustee shall contain a statement that such firm is independent.

     SECTION 11.6 Payments Due on Saturdays, Sundays and Holidays. If the date of maturity of principal of or interest, if any, on the Securities of any series or the date fixed for redemption, purchase or repayment of any such Security shall not be a Business Day, then payment of interest, if any, or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, purchase or repayment, and, in the case of payment, no interest shall accrue for the period after such date.

     SECTION 11.7 Conflict of Any Provision of Indenture with Trust Indenture Act of 1939. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required to be included herein by any of Sections 310 to 317, inclusive, or is deemed applicable to this Indenture by virtue of the provisions, of the Trust Indenture Act of 1939, such required provision shall control.

     SECTION 11.8 GOVERNING LAW. THIS INDENTURE AND EACH SECURITY SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE.

     SECTION 11.9 Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

     SECTION 11.10 Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.


                                 ARTICLE TWELVE
                   REDEMPTION OF SECURITIES AND SINKING FUNDS

     SECTION 12.1 Applicability of Article. The provisions of this Article shall be applicable to the Securities of any series which are redeemable before their maturity or to any sinking fund for the retirement of Securities of a series except as otherwise specified, as contemplated by Section 2.3 for Securities of such series.

     SECTION 12.2 Notice of Redemption; Partial Redemptions. Notice of redemption to the Holders of Securities of any series to be redeemed as a whole or in part at the option of the Issuer shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption to such Holders of Securities of such series at their last addresses as they shall appear in the Security register. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

     The notice of redemption to each such Holder shall specify the principal amount of each Security of such series held by such Holder to be redeemed, the date fixed for redemption, the redemption price, the place or places of payment, the CUSIP number relating to such Securities, that payment will be made upon presentation and surrender of such Securities, that such redemption is pursuant to the mandatory or optional sinking fund, or both, if such be the case, that interest, if any, (or, in the case of Original Issue Discount Securities, original issue discount) accrued to the date fixed for redemption will be paid as specified in such notice and that on and after said date interest, if any, (or, in the case of Original Issue Discount Securities, original issue discount) thereon or on the portions thereof to be redeemed will cease to accrue. In case any Security of a series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof will be issued.

     The notice of redemption of Securities of any series to be redeemed at the option of the Issuer shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer.

     On or before the redemption date specified in the notice of redemption given as provided in this Section 12.2, the Issuer will deposit with the Trustee or with one or more paying agents (or, if the Issuer is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 3.5) an amount of money sufficient to redeem on the redemption date all the Securities of such series so called for redemption at the appropriate redemption price, together with accrued interest, if any, to the date fixed for redemption. The Issuer will deliver to the Trustee at least 45 days prior to the date fixed for redemption (unless a shorter notice period shall be satisfactory to the Trustee) an Officers' Certificate stating the aggregate principal amount of Securities to be redeemed. In case of a redemption at the election of the Issuer prior to the expiration of any restriction on such redemption, the Issuer shall deliver to the Trustee, prior to the giving of any notice of redemption to Holders pursuant to this Section, an Officers' Certificate stating that such restriction has been complied with.

     If less than all the Securities of a series are to be redeemed, the Trustee shall select, in such manner as it shall deem appropriate and fair, Securities of such series to be redeemed. Securities may be redeemed in part in multiples equal to the minimum authorized denomination for Securities of such series or any multiple thereof. The Trustee shall promptly notify the Issuer in writing of the Securities of such series selected for redemption and, in the case of any Securities of such series selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities of any series shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

     SECTION 12.3 Payment of Securities Called for Redemption. If notice of redemption has been given as above provided, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place or places stated in such notice at the applicable redemption price, together with interest, if any, accrued to the date fixed for redemption, and on and after said date (unless the Issuer shall default in the payment of such Securities at the redemption price, together with interest, if any, accrued to said date) interest (or, in the case of Original Issue Discount Securities, original issue discount) on the Securities or portions of Securities so called for redemption shall cease to accrue, and such Securities shall cease from and after the date fixed for redemption (unless an earlier date shall be specified in a Board Resolution, Officers' Certificate or executed supplemental indenture referred to in Sections 2.1 and 2.3 by or pursuant to which the form and terms of the Securities of such series were established) except as provided in Sections 6.5 and 10.4, to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Securities except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Securities at a place of payment specified in said notice, said Securities or the specified portions thereof shall be paid and redeemed by the Issuer at the applicable redemption price, together with interest, if any, accrued thereon to the date fixed for redemption; provided that payment of interest, if any, becoming due on or prior to the date fixed for redemption shall be payable to the Holders of Securities registered as such on the relevant record date subject to the terms and provisions of Sections 2.3 and 2.7 hereof.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the redemption price shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate of interest or Yield to Maturity (in the case of an Original Issue Discount Security) borne by such Security.

     Upon presentation of any Security redeemed in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Issuer, a new Security or Securities of such series, and of like tenor, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

     SECTION 12.4 Exclusion of Certain Securities from Eligibility for Selection for Redemption. Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in an Officers' Certificate delivered to the Trustee at least 45 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Issuer, or (b) a Person specifically identified in such written statement as an Affiliate of the Issuer.

     SECTION 12.5 Mandatory and Optional Sinking Funds. The minimum amount of any sinking fund payment provided for by the terms of the Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of the Securities of any series is herein referred to as an "optional sinking fund payment". The date on which a sinking fund payment is to be made is herein referred to as the "sinking fund payment date".

     In lieu of making all or any part of any mandatory sinking fund payment with respect to any series of Securities in cash, the Issuer may at its option
(a) deliver to the Trustee Securities of such series theretofore purchased or otherwise acquired (except upon redemption pursuant to the mandatory sinking fund) by the Issuer or receive credit for Securities of such series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Issuer and delivered to the Trustee for cancellation pursuant to Section 2.10, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section 12.5, or (c) receive credit for Securities of such series (not previously so credited) redeemed by the Issuer through any optional redemption provision contained in the terms of such series. Securities so delivered or credited shall be received or credited by the Trustee at the sinking fund redemption price specified in such Securities.

     On or before the 60th day next preceding each sinking fund payment date for any series, the Issuer will deliver to the Trustee an Officers' Certificate (a) specifying the portion of the mandatory sinking fund payment to be satisfied by payment of cash and the portion to be satisfied by credit of Securities of such series and the basis for such credit, (b) stating that none of the Securities of such series to be so credited has theretofore been so credited, (c) stating that no defaults in the payment of interest or Events of Default with respect to such series have occurred (which have not been waived or cured or otherwise ceased to exist) and are continuing, and (d) stating whether or not the Issuer intends to exercise its right to make an optional sinking fund payment with respect to such series and, if so, specifying the amount of such optional sinking fund payment which the Issuer intends to pay on or before the next succeeding sinking fund payment date. Any Securities of such series to be credited and required to be delivered to the Trustee in order for the Issuer to be entitled to credit therefor as aforesaid which have not theretofore been delivered to the Trustee shall be delivered for cancellation pursuant to Section 2.10 to the Trustee with such Officers' Certificate (or reasonably promptly thereafter if acceptable to the Trustee). Such Officers' Certificate shall be irrevocable and upon its receipt by the Trustee the Issuer shall become unconditionally obligated to make all the cash payments or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. Failure of the Issuer, on or before any such 60th day, to deliver such Officers' Certificate and Securities (subject to the parenthetical clause in the second preceding sentence) specified in this paragraph, if any, shall not constitute a default but shall constitute, on and as of such date, the irrevocable election of the Issuer (i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such series in respect thereof, and (ii) that the Issuer will make no optional sinking fund payment with respect to such series as provided in this Section 12.5.

     If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed $50,000, or a lesser sum if the Issuer shall so request with respect to the Securities of any particular series, such cash shall be applied on the next succeeding sinking fund payment date to the redemption of Securities of such series at the sinking fund redemption price together with accrued interest, if any, to the date fixed for redemption. If such amount shall be $50,000 or less and the Issuer makes no such request, then it shall be carried over until a sum in excess of $50,000 is available. The Trustee shall select, in the manner provided in Section 12.2, for redemption on such sinking fund payment date a sufficient principal amount of Securities of such series to absorb said cash, as nearly as may be, and shall (if requested in writing by the Issuer) inform the Issuer of the serial numbers of the Securities of such series (or portions thereof) so selected. The Trustee, in the name and at the expense of the Issuer (or the Issuer, if it shall so request the Trustee in writing) shall cause notice of redemption of the Securities of such series to be given in substantially the manner provided in Section 12.2 (and with the effect provided in Section 12.3) for the redemption of Securities of such series in part at the option of the Issuer. The amount of any sinking fund payments not so applied or allocated to the redemption of Securities of such series shall be added to the next cash sinking fund payment for such series and, together with such payment, shall be applied in accordance with the provisions of this Section 12.5. Any and all sinking fund moneys held on the stated maturity date of the Securities of any particular series (or earlier, if such maturity is accelerated), which are not held for the payment or redemption of particular Securities of such series shall be applied, together with other moneys, if necessary, sufficient for the purpose, to the payment of the principal of, and interest, if any, on, the Securities of such series at maturity.

         On or before each sinking fund payment date, the Issuer shall pay to the Trustee in cash or shall otherwise provide for the payment of all interest, if any, accrued to the date fixed for redemption on Securities to be redeemed on such sinking fund payment date.

     The Trustee shall not redeem or cause to be redeemed any Securities of a series with sinking fund moneys or give any notice of redemption of Securities for such series by operation of the sinking fund during the continuance of a default in payment of interest on such Securities or of any Event of Default with respect to such series except that, where the giving of notice of redemption of any Securities shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Securities, provided that it shall have received from the Issuer a sum sufficient for such redemption. Except as aforesaid, and subject to Article Thirteen, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such default or Event of Default, be deemed to have been collected under Article Five and held for the payment of all such Securities. In case such Event of Default shall have been waived as provided in Section 5.7 or the default cured on or before the 60th day preceding the sinking fund payment date in any year, such moneys shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section to the redemption of such Securities.


                                ARTICLE THIRTEEN
                                  SUBORDINATION

     SECTION 13.1 Securities Subordinated to Senior Indebtedness. (a) The Issuer covenants and agrees, and each Holder of Securities of each series, by his acceptance thereof, likewise covenants and agrees, that anything in this Indenture or the Securities of any series to the contrary notwithstanding, the indebtedness evidenced by the Securities of each series is subordinate and junior in right of payment, to the extent provided herein, to all Senior Indebtedness, whether outstanding on the date of execution of this Indenture or thereafter created, incurred or assumed, and that the subordination is for the benefit of the holders of Senior Indebtedness, but the Securities shall in all respects rank pari passu with all other Senior Subordinated Indebtedness of the Issuer. The Securities shall rank senior to all existing and future Indebtedness of the Issuer that is neither Senior Indebtedness nor Senior Subordinated Indebtedness and only Indebtedness of the Issuer that is Senior Indebtedness shall rank senior to the Securities in accordance with the provisions set forth herein.

     (b) Subject to Section 13.4, if (i) the Issuer shall default in the payment of any principal of, premium, if any, or interest, if any, on any Senior Indebtedness when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration of acceleration or otherwise, or
(ii) any other default shall occur with respect to Senior Indebtedness and the maturity of such Senior Indebtedness has been accelerated in accordance with its terms, then, upon written notice of such default to the Issuer by the holders of Senior Indebtedness or any trustee therefor, unless and until, in either case, the default has been cured or waived, and any such acceleration has been rescinded or such Senior Indebtedness has been paid in full, no direct or indirect payment (in cash, property, securities, by set-off or otherwise) shall be made or agreed to be made on account of the principal of, premium, if any, or interest, if any, on any of the Securities, or in respect of any redemption, retirement, purchase or other acquisition of any of the Securities other than those made in capital stock of the Issuer (or cash in lieu of fractional shares thereof).

     (c) If any default (other than a default described in paragraph (b)) shall occur under the Senior Indebtedness, pursuant to which the maturity thereof may be accelerated immediately without further notice (except such notice as may be required to effect such acceleration) or the expiration of any applicable grace periods occurs (a "Senior Nonmonetary Default"), then, upon the receipt by the Issuer and the Trustee of written notice thereof (a "Payment Notice") from or on behalf of holders of such Senior Indebtedness specifying an election to prohibit such payment and other action by the Issuer in accordance with the following provisions of this paragraph, the Issuer may not make any payment or take any other action that would be prohibited by paragraph (b) above during the period (the "Payment Blockage Period") commencing on the date of receipt of such Payment Notice and ending on the earlier of (i) the date, if any, on which the holders of such Senior Indebtedness or their representative notify the Trustee that such Senior Nonmonetary Default is cured or waived or ceases to exist or the Senior Indebtedness to which such Senior Nonmonetary Default relates is discharged or (ii) the 179th day after the date of receipt of such Payment Notice. Notwithstanding the provisions described in the immediately preceding sentence, the Issuer may resume payments on the Securities after such Payment Blockage Period.

     (d) If (i) (A) without the consent of the Issuer, a receiver, conservator, liquidator or trustee of the Issuer or of any of its property is appointed by the order or decree of any court or agency or supervisory authority having jurisdiction, and such decree or order remains in effect for more than 60 days or (B) the Issuer is adjudicated bankrupt or insolvent or (C) any of its property is sequestered by court order and such order remains in effect for more than 60 days or (D) a petition is filed against the Issuer under any state or federal bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution, liquidation or receivership law of any jurisdiction whether now or hereafter in effect (including without limitation the Bankruptcy Code), and is not dismissed within 60 days after such filing; or (ii) the Issuer (A)
commences   a  voluntary   case  or  other   proceeding   seeking   liquidation,
reorganization, arrangement, insolvency, readjustment of debt, dissolution, liquidation or other relief with respect to itself or its debt or other liabilities under any bankruptcy, insolvency or other similar law now or hereafter in effect (including without limitation the Bankruptcy Code) or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or (B) consents to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or (C) fails generally to, or cannot, pay its debts generally as they become due or (D) takes any corporate action to authorize or effect any of the foregoing; or (iii) any Subsidiary of the Issuer takes, suffers or permits to exist any of the events or conditions referred to in the foregoing clause (i) or (ii), then all Senior Indebtedness (including any interest thereon accruing after the commencement of any such proceedings) shall first be paid in full before any payment or distribution, whether in cash, securities or other property, shall be made to any Holder of any Securities on account thereof. Any payment or distribution, whether in cash, securities or other property (other than securities of the Issuer or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities, to the payment of all Senior

Indebtedness then outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment) which would otherwise (but for these subordination provisions) be payable or deliverable in respect of the Securities of any series shall be paid or delivered directly to the holders of Senior Indebtedness in accordance with the priorities then existing among such holders until all Senior Indebtedness (including any interest thereon accruing after the commencement of any such proceedings) shall have been paid in full. In the event of any such proceeding, after payment in full of all sums owing with respect to Senior Indebtedness, the Holders of the Securities, together with the holders of any obligations of the Issuer ranking on a parity with the Securities, shall be entitled to be paid from the remaining assets of the Issuer the amounts at the time due and owing on account of unpaid principal of and interest, if any, on the Securities and such other obligations before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligations of the Issuer ranking junior to the Securities and such other obligations.

     (e) If, notwithstanding the foregoing, any payment or distribution of any character, whether in cash, securities or other property (other than securities of the Issuer or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in the subordination provisions with respect to the indebtedness evidenced by the Securities, to the payment of all Senior Indebtedness then outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), shall be received by the Trustee or any Holder in contravention of any of the terms hereof, such payment or distribution of securities shall be received in trust for the benefit of and shall be paid over or delivered and transferred to the holders of the Senior Indebtedness then outstanding in accordance with the priorities then existing among such holders for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all such Senior Indebtedness in full. In the event of the failure of the Trustee or any Holder to endorse or assign any such payment, distribution or security, each holder of Senior Indebtedness is hereby irrevocably authorized to endorse or assign the same.

     (f) No present or future holder of any Senior Indebtedness shall be prejudiced in the right to enforce subordination of the indebtedness evidenced by the Securities by any act or failure to act on the part of the Issuer or any Holder of Securities. Nothing contained herein shall impair, as between the Issuer and the Holders of Securities of each series, the obligation of the Issuer to pay to such Holders the principal of and interest, if any, on such Securities or prevent the Trustee or the Holder from exercising all rights, powers and remedies otherwise permitted by applicable law or hereunder upon a default or Event of Default hereunder, all subject to the rights of the holders of the Senior Indebtedness to receive cash, securities or other property otherwise payable or deliverable to the Holders.

     (g) Senior Indebtedness shall not be deemed to have been paid in full unless the holders thereof shall have received cash, securities or other property equal to the amount of such Senior Indebtedness then outstanding. Upon the payment in full of all Senior Indebtedness, the Holders of Securities of each series shall be subrogated to all rights of any holders of Senior Indebtedness to receive any further payment or distributions applicable to the Senior Indebtedness until the indebtedness evidenced by the Securities of such series shall have been paid in full and such payments or distributions received by such Holders, by reason of such subrogation, of cash, securities or other property which otherwise would be paid or distributed to the holders of Senior Indebtedness, shall, as between the Issuer and its creditors other than the holders of Senior Indebtedness, on the one hand, and such Holders, on the other hand, be deemed to be a payment by the Issuer on account of Senior Indebtedness, and not on account of the Securities of such series.

     (h) The provisions of this Section 13.1 shall not impair any rights, interests, remedies or powers of any secured creditor of the Issuer in respect of any security interest the creation of which is not prohibited by the provisions of this Indenture.

     (i) The securing of any obligations of the Issuer, otherwise ranking on a parity with the Securities or ranking junior to the Securities, shall not be deemed to prevent such obligations from constituting, respectively, obligations ranking on a parity with the Securities or ranking junior to the Securities.

     SECTION 13.2 Reliance on Certificate of Liquidating Agent; Further Evidence as to Ownership of Senior InReliance on Certificate of Liquidating Agent; Further Evidence as to Ownership of Senior Indebtedness. Upon any payment or distribution of assets of the Issuer, the Trustee and the Holders shall be entitled to rely upon an order or decree issued by any court of competent jurisdiction in which such dissolution or winding up or liquidation or reorganization or arrangement proceedings are pending or upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors or other Person making such payment or distribution, delivered to the Trustee or to the Holders, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Issuer, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Thirteen. In the absence of any such bankruptcy trustee, receiver, assignee or other Person, the Trustee shall be entitled to rely upon written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee or representative on behalf of such holder) as evidence that such Person is a holder of Senior Indebtedness (or is such a trustee or representative). If the Trustee determines, in good faith, that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distributions pursuant to this Article Thirteen, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, as to the extent to which such Person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such Person under this Article Thirteen, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

     SECTION 13.3 Payment Permitted If No Default. Nothing contained in this Article Thirteen or elsewhere in this Indenture, or in any of the Securities, shall prevent (a) the Issuer at any time, except during the pendency of any default with respect to Senior Indebtedness described in Section 13.1(b) or
Section 13.1(c) or of any of the events described in Section 13.1(d), from making payments of the principal of or interest, if any, on the Securities, or
(b) the application by the Trustee or any paying agent of any moneys deposited with it hereunder to payments of the principal of or interest, if any, on the Securities, if, at the time of such deposit, the Trustee or such paying agent, as the case may be, did not have the written notice provided for in Section 13.5 of any event prohibiting the making of such deposit, or if, at the time of such deposit (whether or not in trust) by the Issuer with the Trustee or paying agent (other than the Issuer) such payment would not have been prohibited by the provisions of this Article Thirteen, and the Trustee or any paying agent shall not be affected by any notice to the contrary received by it on or after such date.

     SECTION 13.4 Disputes with Holders of Certain Senior Indebtedness. Any failure by the Issuer to make any payment on or under any Senior Indebtedness, other than any Senior Indebtedness as to which the provisions of this Section
13.4 shall have been waived by the Issuer in the instrument or instruments by which the Issuer incurred, assumed, guaranteed or otherwise created such Senior Indebtedness, shall not be deemed a default under Section 13.1 if (i) the Issuer shall be disputing its obligation to make such payment or perform such obligation, and (ii) either (A) no final judgment relating to such dispute shall have been issued against the Issuer which is in full force and effect and is not subject to further review, including a judgment that has become final by reason of the expiration of the time within which a party may seek further appeal or review, or (B) if a judgment that is subject to further review or appeal has been issued, the Issuer shall in good faith be prosecuting an appeal or other proceeding for review, and a stay of execution shall have been obtained pending such appeal or review.

     SECTION 13.5 Trustee Not Charged with Knowledge of Prohibition. Anything in this Article Thirteen or elsewhere in this Indenture contained to the contrary notwithstanding, the Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment of moneys to or by the Trustee and shall be entitled to assume conclusively that no such facts exists and that no event specified in clauses (a) and (b) of Section
13.1 has happened unless and until the Trustee shall have received an Officers' Certificate to the effect or notice in writing to that effect signed by or on behalf of the holder or holders, or the representatives, of Senior Indebtedness who shall have been certified by the Issuer or otherwise established to the reasonable satisfaction of the Trustee to be such holder or holders or representatives or from any trustee under any indenture pursuant to which such Senior Indebtedness shall be outstanding; provided, however, that, if the Trustee shall not have received the Officers' Certificate or notice provided for in this Section 13.5 at least three Business Days preceding the date upon which by the terms hereof any moneys become payable for any purpose (including, without limitation, the payment of either the principal of or interest, if any, on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary that may be received by it within three Business Days preceding such date. The Issuer shall give prompt written notice to the Trustee and to each paying agent of any facts that would prohibit any payment of moneys to or by the Trustee or any paying agent, and the Trustee shall not be charged with knowledge of the curing of any default or the elimination of any other fact or condition preventing such payment or distribution unless and until the Trustee shall have received an Officers' Certificate to such effect.

     SECTION 13.6 Trustee to Effectuate Subordination. Each Holder of Securities by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as between such Holder and holders of Senior Indebtedness as provided in this Article Thirteen and appoints the Trustee its attorney-in-fact for any and all such purposes.

     SECTION 13.7 Rights of Trustee as Holder of Senior Indebtedness. The Trustee shall be entitled to all the rights set forth in this Article Thirteen with respect to any Senior Indebtedness which may at the time be held by it, to the same extent as any other holder of Senior Indebtedness and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article Thirteen shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.6.

     SECTION 13.8 Article Applicable to Paying Agents. In case at any time any paying agent other than the Trustee shall have been appointed by the Issuer and be then acting hereunder, the term "Trustee" as used in this Article Thirteen shall in such case (unless the context shall otherwise require) be construed as extending to and including such paying agent within its meaning as fully for all intents and purposes as if the paying agent were named in this Article Thirteen in addition to or in place of the Trustee; provided, however, that Sections 13.5 and 13.7 shall not apply to the Issuer if it acts as paying agent.

     SECTION 13.9 Subordination Rights Not Impaired by Acts or Omissions of the Issuer or Holders of Senior InSubordination Rights Not Impaired by Acts or
Omissions of the Issuer or Holders of Senior Indebtedness. No right of any present or future holders of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Issuer or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Issuer with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of Senior Indebtedness, may at any time or from time to time and in their absolute direction, change the manner, place or terms of payment, change or extend the time of payment of, or renew or alter, any such Senior indebtedness, or amend or supplement any instrument pursuant to which any such Senior Indebtedness is issued or by which it may be secured, or release any security therefor, or exercise or refrain from exercising any other of their rights under the Senior Indebtedness, including, without limitation, the waiver of default thereunder, all without notice to or assent from the Holders of the Securities or the Trustee and without affecting the obligations of the Issuer, the Trustee or the Holders of Securities under this Article Thirteen.

     SECTION 13.10 Trustee Not Fiduciary for Holders of Senior Indebtedness. The Trustee shall not be deemed to owe any fiduciary duty to the holders of the Senior Indebtedness, and shall not be liable to any such holders if it shall mistakenly pay over or distribute money or assets to Securityholders or the Issuer. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article Thirteen and no implied covenants or obligations with respect to holders of Senior Indebtedness shall be read into this Indenture against the Trustee.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, effective as of July 15, 1993.

                                     SEAGULL ENERGY CORPORATION



                                     By:
                                     Title:


Attest:

By:
Title:

                                     THE BANK OF NEW YORK,
                                       as Trustee


                                     By:
                                     Title:

Attest:

By:
Title:

SEAGULL ENERGY CORPORATION
8-5/8% Senior Subordinated Note due 2005

SEAGULL ENERGY CORPORATION, a corporation duly organized and existing under the laws of Texas (herein called the "Company", which term indicates any successor corporation under the indenture hereinafter referred to), FOR VALUE RECEIVED, HEREBY PROMISES TO PAY TO

, or registered assigns the principal sum of Dollars on August 1, 2005, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on February 1 and August 1 of each year, on said principal sum, in like coin or currency, at the rate per annum specified in the title of this Security, to the registered holder hereof as of the close of business on the January 15 or July 15 next preceding such interest payment date, except as otherwise provided in the indenture referred to on the reverse hereof, all at the office or agency of the Company in the City of Houston, State of Texas, from the February 1 or August 1, as the case may be, next preceding the date of this Security to which interest has been paid (unless the date hereof is a February 1 or August 1 to which interest has been paid, in which case from the date hereof, or unless the date hereof is prior to the payment of any interest on the Securities, in which case from July 29, 1993, or unless the date hereof is between the January 15 or July 15, as the case may be, and the next following February 1 or August 1 to which interest has been paid or, if no interest has been paid on the Securities, from July 29, 1993) until payment of said principal sum has been made or duly provided for; provided, however, that payment of interest may be made at the option of the Company by check mailed on or before the payment date to the address of the person entitled thereto as such address shall appear in the Security register. Interest shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

This Security shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee or an Authenticating Agent under the Indenture referred to on the reverse hereof.

REFERENCE IS MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF. SHUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH AT THIS PLACE.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

TRUSTEES'S AUTHENTICATION CERTIFICATE

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

THE BANK OF NEW YOURK,
         as Trustee



By:
         Authorized Signatory

SEAGULL ENERGY CORPORATION

/s/ Sylvia Sanchez                  /s/ Barry J. Galt
Secretary                           Chairman of the Board

                           SEAGULL ENERGY CORPORATION
                    8-5/8% SENIOR SUBORDINATED NOTE DUE 2005

1.    Designation
         This Security is one of a duly authorized series of Securities of the Company, designated as its 8-5/8% Senior Subordinated Notes Due 2005 (herein called the "Securities"), limited to the aggregate principal amount of $150,000,000, all issued or to be issued under and pursuant to a senior subordinated indenture dated as of July 15, 1993 (herein called the "Indenture"), duly executed and delivered by the Company and The Bank of New York, as trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. Capitalized terms used but not defined herein are defined in the Indenture and are used herein with the same meanings as ascribed to them therein.

2.  Paying Agent and Registrar
         Initially, the Trustee will act as paying agent, registrar and as the agent where notices and demands to or upon the Company in respect of the Securities may be served. The Company may appoint and change any paying agent, registrar or agent for notices without notice, other than notice to the Trustee. The Company or any of its Subsidiaries or any of their Affiliates may act as paying agent, registrar or agent of notices.

3.  Denominations; Transfers; Exchange
         The Securities are in registered form, without coupons, in denominations of $1,000 in principal amount and integral multiples of $1,000. Upon due presentation for registration of transfer of this Security at the corporate trust office of the Trustee in the City of New York, State of New York or any other such designated office or agency of the Company, a new Security or Securities of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange herefor, subject to the limitations imposed by the Indenture, without charges except for any tax or other governmental charge imposed in connection therewith, and the Security may in a like manner be exchanged for one or more new Securities for other authorized denominations but of the same aggregate principal amount.

4.  Persons Deemed Owners
         The Company, the Trustee, any paying agent and any registrar may deem and treat the registered Holder hereof as the absolute owner of this Security (whether or not this Security shall be overdue and notwithstanding any notation of ownership or other writing hereon) for purposes of receiving payment hereof, or on account hereof, and for all other purposes, and neither the Company, the Trustee, any paying agent not any registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered Holder shall, to the extent of the sum or sums so paid, satisfy and discharge the liability for moneys payable on this Security.

5.  Defaults; Amendment; Waiver
         In case an Event of Default shall have occurred and be continuing, the principal hereof and the interest accrued thereon may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.
         The Indenture contains provisions permitting the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of each series of Securities then Outstanding under the Indenture and affected thereby, evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in manner the rights of the Holders of the Securities of such series; provided, however, that no such supplemental indenture shall (i) extend the stated final maturity of any Security, or reduce the principal amount hereof, or reduce the rate or extend the time of payment of interest hereon, or reduce or alter the method of computation of any amount payable on redemption, repayment or purchase by the Company, or change the coin or currency in which payments are to be made, or impair or affect her right of any Holder to institute suit for enforcement of any payment hereof or (ii) reduce the aforesaid percentage of any series of such Securities, without the consent of the Holders of each Security of any series so affected. It is also provided in the Indenture that the Holders of a majority in aggregate principal amount of the Securities of any series then Outstanding may on behalf of the Holders of all of the Securities of such series waive any past default or Event of Default under the Indenture and its consequences except a default in the payment of the principal of or interest on any of the Securities of such Series. Any such consent or waiver by the Holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Security and any Securities which may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Security or such other Securities.

6.  Subordination
         The indebtedness evidenced by the Securities is subordinate and junior in right payment , to the extent provided in the Indenture, to all Senior Indebtedness, whether outstanding on the day e of execution of the Indenture or thereafter created, incurred or assumed, and the subordination is for the benefit of the holders of Senior Indebtedness, but the Securities shall in all respects rank pari passu with all other Senior Subordinated Indebtedness of the Company. The Securities rank senior to all existing and future indebtedness of the Company that is neither Senior Indebtedness or Senior Subordinated
Indebtedness and only Indebtedness of the Company that is Senior Indebtedness ranks senior to the Securities in accordance with the provisions set forth in the Indenture.

7.  Change of Control
         If a Change of Control shall occur at any time, than each Holder shall have the right to require that the Company repurchase such Holder's Securities in whole or in part in integral multiples of $1,000, at a purchase price in cash in an amount equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any to the date of purchase. The Company shall be obligated to give the holders of securities and the Trustee within 30 days following a Change of Control notice specifying (i) the purchase date, (ii) the place at which the Securities shall be presented and surrendered for purchase, (iii) that interest accrued to the purchase date will be paid upon such presentation and surrender and (iv) that interest shall cease to accrue on Securities surrendered for purchase as of such purchase date.

8.  Redemption
         On or after August 1, 2000, the Senior Subordinated Notes shall be redeemable at any time at the option of the Company, in whole or from time to time in part, at the redemption prices set forth below (expressed as a percentage of principal amount), plus accrued interest to the redemption date:

         If redeemed during the 12-month                               Redemption
            period beginning August 1,                                    Price
         ----------------------------------------                      ----------
         2000..................................                          102.59%
         2001..................................                          101.73%
         2002..................................                          100.86%
         2003 and thereafter...................                          100.00%

         Notice of redemption shall be mailed to each holder at least 30 days but not more than 60 days prior to the redemption date. On and after the redemption date, interest shall cease to accrue on Senior Subordinated Notes or portions thereof called for redemption.

9.  No Recourse Against Others
         No recourse under or upon any obligation, covenant or agreement contained in the Indenture, or in any Security, or because of any indebtedness evidenced thereby or hereby, shall be had against any incorporator, as such or against any past, present or future stockholder, officer or director, as such of the Company, or any partner of the Company or of any successor, wither directly or though the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of this Security by the Holder hereof and as part of the consideration of the issue of the Securities.

10.  GOVERNING LAW
         THE INDENYURE AND THIS SECURITY SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE.

                                  ABBREVIATIONS
         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM - as tenants in common TEN ENT - as tenants by the entireties JT TEN
    - as joint tenants with rights
              of survivorship and not as
              tenants in common

UNIF GIFT MIN ACT  ______________  Custodian ________________
                      (Cust)                    (Minor)
                  Under Uniform Gifts to Minors
                  Act _____________________
                             (State)

                Additional   abbreviations  may also be used  though  not in the
                             above list.
-------------------------------------------------------------------------------
          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s)
                              and transfer(s) unto


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Please print or typewrite name and address including postal zip code of assignee

-------------------------------------------------------------------------------

the within Security and all rights thereunder, hereby irrevocably constituting and appointing

-------------------------------------------------------------------------------
attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:_______________________               ____________________________________

               Notice: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

                           SEAGULL ENERGY CORPORATION

                           RESOLUTIONS ADOPTED BY THE
                       CHAIRMAN OF THE BOARD OF DIRECTORS
                             EFFECTIVE JULY 22, 1993

         WHEREAS, on June 23, 1993, the Board of Directors of the Company approved the issuance by the Company, publicly or privately from time to time, of up to $350,000,000 aggregate initial offering prices of bonds, debentures, notes and/or other debt obligations (collectively, "Securities");

         WHEREAS, the Board of Directors has authorized the Executive Committee of the Company or the Chairman of the Board of the Company to determine the terms and conditions of the Securities;

         NOW, THEREFORE, in furtherance of the foregoing, the Chairman of the Board of the Company hereby adopts the following resolutions:

         RESOLVED, that Seagull Energy Corporation (the "Company") issue and sell $100,000,000 aggregate principal amount of 7-7/8% Senior Notes Due 2003 (the "Senior Notes") on substantially the terms and conditions set forth in Exhibit A hereto;

         RESOLVED,  that  the  Company  issue  and sell  $150,000,000  aggregate principal amount of 8-5/8% Senior Subordinated Notes Due 2005 ("Senior Subordinated Notes") on substantially the terms and conditions set forth in Exhibit B hereto;

         RESOLVED, that the Senior Notes and Senior Subordinated Notes shall have the terms set forth in the Company's Prospectus Supplement dated July 22, 1993 to its Prospectus dated July 22, 1993;

         RESOLVED, that the form, terms and provisions of the Underwriting Agreement dated July 22, 1993 (the "Underwriting Agreement") by and among the Company and Dillon, Read & Co. Inc., Donaldson, Lufkin & Jenrette Securities Corporation, J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters"), as well as the execution and delivery of the Underwriting Agreement by the President, and Vice President or the Treasurer of the Company on behalf of the Company and the performance of the transactions contemplated by the Underwriting Agreement on behalf of the Company by the appropriate officers of the Company, be and they hereby are, adopted, ratified and approved;

         RESOLVED, that the public offering price for the Senior Notes and for the Senior Subordinated Notes set forth in the Prospectus Supplement dated July 22, 1993 be, and it hereby is, adopted, ratified and approved;

         RESOLVED, that the discounts and commissions for the sale of the Senior Notes and the Senior Subordinated Notes, payable tot he Underwriters pursuant to the Underwriting Agreement be, and they hereby are, ratified, adopted and approved;

         RESOLVED, that the Senior Notes and the Senior Subordinated Notes shall be in the form approved by the Chairman of the Board, the President or any Vice President of the Company, such officer's approval to be conclusively evidenced by his delivery of the Senior Notes and the Senior Subordinated Notes for and on behalf of the Company at the closing under Underwriting Agreement to be executed among the Company, Dillon, Read & Co. Inc., Donaldson, Lufkin & Jenrette Securities Corporation, J.P. Morgan Securities Inc.
and Merrill Lynch, Pierce, Fenner & Smith Incorporated; and

         RESOLVED, that the Chairman of the Board, the President or any Vice President of the Company be, and each of them hereby is, authorized and empowered, for and on behalf of the Company and in its name, to execute and deliver all agreements, powers of attorney, certificates and other instruments and documents as he may deem necessary or appropriate to carry out the transactions approved by the preceding resolutions.

         EXECUTED to be effective as of July 22, 1993.



                                                     /s/ Barry J. Galt
                                                     Barry J. Galt
                                                     Chairman of the Board

                                                                       EXHIBIT A
                            TERMS OF THE SENIOR NOTES

         Title:   7-7/8% Senior Notes due 2003.

         Principal Amount: $100,000,000.

         Interest: 7-7/8% per annum, from July 29, 1993, payable semiannually on each February 1 and August 1, commencing on February 1, 1994, to holders of record on the preceding January 15 or July 15, as the case may be.

         Interest on the Senior Notes shall be calculated on the basis of a 360-day year of twelve 30-day months.

         Maturity:         August 1, 2003.

         Mandatory Redemption: If a "Change of Control" shall occur at any time, than each holder shall have the right to require that the Company repurchase such holder's Senior Notes in whole or in part in integral multiples of $1,000, at a purchase price in cash in an amount equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any to the date of purchase.

         The Company shall be obligated to give holders of Senior Notes and the Trustee within 30 days following a Change of Control notice specifying (i) the purchase date (which date shall be no earlier than 30 days nor more than 60 days from the date the Company notifies the holders of the occurrence of a Change of Control), (ii) the place at which Notes shall be presented and surrendered for purchase, (iii) that interest accrued to the purchase date shall be paid upon such presentation and surrender and (iv) that interest shall cease to accrue on Senior Notes surrendered for purchase as of such purchase date. Any tender by a holder of Senior Notes shall be irrevocable.

         For purposes of the Senior Notes, a "Change of Control: shall mean a change resulting when any Unrelated Person or any Unrelated Persons acting together which would constitute a Group together with any Affiliates or Related Persons thereof (in each case also constituting Unrelated Persons) shall at any time either (i) Beneficially Own more than 50% of the aggregate voting power of all classes of Voting Stock of the Company or (ii) succeed in having sufficient of its or their nominees elected to the Board of Directors of the Company such that such nominees, when added to any existing director remaining on the Board of Directors of the Company after such election who is an Affiliate or Related Person of such person or Group, shall constitute a majority of the Board of Directors of the Company.

         As used herein (a) "Beneficially Own" means "beneficially own" as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "exchange Act"), or any successor provision thereto; provided, however, that, for purposes of this definition, a person shall not be deemed to Beneficially Own securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person's Affiliates until such tendered securities are accepted for purchase or exchange; (b) "Group" means "group" for purposes of Section 13(d) of the Exchange Act; (c) "Unrelated Person" means at any time any person other than the Company or any subsidiary of the Company and other than any trust for any employee benefit plan of the Company or any subsidiary of the Company; (d) "related Person" of any person shall mean any other person owning (1) 5% or more of the outstanding common stock of such person or (2) 5% or more of the Voting Stock of such person; (e) "Voting Stock" of any such person shall mean capital stock of such person that ordinarily has voting power for the election of directors (or persons performing similar functions) of such person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency; and (f) "Affiliate" of any persons shall mean any other person that directly or indirectly control, or in under common control with, or is controlled by, such person.

         Sinking Fund:     None.

         Offices for Notices and Payments, Etc.: Principal of and interest on the Senior Notes shall be payable, and the Senior Notes shall be exchangeable and transfers thereof shall be registrable, at the corporate trust office of the Trustee in New York, New York; provided however, that at the option of the Company, payment of interest may be made by check mailed to the address of the person entitled thereto at such person's registered address.

         Global Securities: The Senior Notes shall not be issuable as Global Securities.

         Trustee: The Bank of New York shall serve as the trustee, depositary, authenticating or paying agent, transfer agent and registrar with respect to the Senior Notes.

         Names and Addresses of Underwriters:

                  Dillon, Read & Co. Inc.
                  Donaldson, Lufkin & Jenrette Securities Corporation J.P. Morgan Securities Inc.
                  Merrill Lynch, Pierce, Fenner & Smith Incorporated
                  c/o      Dillon, Read & Co. Inc.
                           535 Madison Avenue
                           New York, New York 10022

                                                                       EXHIBIT B
                     TERMS OF THE SENIOR SUBORDINATED NOTES

         Title:   8-5/8% Senior Subordinated Notes due 2005.

         Principal Amount: $150,000,000.

         Interest: 8-5/8% per annum, from July 29, 1993, payable semiannually on each February 1 and August 1, commencing on February 1, 1994, to holders of record on the preceding January 15 or July 15, as the case may be.

         Interest on the Senior Subordinated Notes shall be calculated on the basis of a 360-day year of twelve 30-day months.

         Maturity:         August 1, 2005.

         Optional Redemption: On or after August 1, 2000, the Senior Subordinated Notes shall be redeemable at any time at the option of the Company, in whole or from time to time in part, at the redemption prices set forth below (expressed as a percentage of principal amount), plus accrued interest to the redemption date:

         If redeemed during the 12-month                               Redemption
            period beginning August 1,                                     Price
         ----------------------------------------                    ---------------
         2000..................................                          102.59%
         2001..................................                          101.73%
         2002..................................                          100.86%
         2003 and thereafter...................                          100.00%

         Notice of redemption shall be mailed to each holder at least 30 days but not more than 60 days prior to the redemption date. On and after the redemption date, interest shall cease to accrue on Senior Subordinated Notes or portions thereof called for redemption.

         Mandatory Redemption: If a "Change of Control" shall occur at any time, than each holder shall have the right to require that the Company repurchase such holder's Senior Subordinated Notes in whole or in part in integral multiples of $1,000, at a purchase price in cash in an amount equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any to the date of purchase.

         The Company shall be obligated to give holders of Senior Subordinated Notes and the Trustee within 30 days following a Change of Control notice specifying (i) the purchase date (which date shall be no earlier than 30 days nor more than 60 days from the date the Company notifies the holders of the occurrence of a Change of Control), (ii) the place at which Notes shall be presented and surrendered for purchase, (iii) that interest accrued to the purchase date shall be paid upon such presentation and surrender and (iv) that interest shall cease to accrue on Senior Subordinated Notes surrendered for purchase as of such purchase date. Any tender by a holder of Senior Subordinated Notes shall be irrevocable.

         For purposes of the Senior Subordinated Notes, a "Change of Control: shall mean a change resulting when any Unrelated Person or any Unrelated Persons acting together which would constitute a Group together with any Affiliates or Related Persons thereof (in each case also constituting Unrelated Persons) shall at any time either (i) Beneficially Own more than 50% of the aggregate voting power of all classes of Voting Stock of the Company or (ii) succeed in having sufficient of its or their nominees elected to the Board of Directors of the Company such that such nominees, when added to any existing director remaining on the Board of Directors of the Company after such election who is an Affiliate or Related Person of such person or Group, shall constitute a majority of the Board of Directors of the Company.

         As used herein (a) "Beneficially Own" means "beneficially own" as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "exchange Act"), or any successor provision thereto; provided, however, that, for purposes of this definition, a person shall not be deemed to Beneficially Own securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person's Affiliates until such tendered securities are accepted for purchase or exchange; (b) "Group" means "group" for purposes of Section 13(d) of the Exchange Act; (c) "Unrelated Person" means at any time any person other than the Company or any subsidiary of the Company and other than any trust for any employee benefit plan of the Company or any subsidiary of the Company; (d) "related Person" of any person shall mean any other person owning (1) 5% or more of the outstanding common stock of such person or (2) 5% or more of the Voting Stock of such person; (e) "Voting Stock" of any such person shall mean capital stock of such person that ordinarily has voting power for the election of directors (or persons performing similar functions) of such person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency; and (f) "Affiliate" of any persons shall mean any other person that directly or indirectly control, or in under common control with, or is controlled by, such person.

         Sinking Fund:     None.

         Offices for Notices and Payments, Etc.: Principal of and interest on the Senior Subordinated Notes shall be payable, and the Senior Subordinated Notes shall be exchangeable and transfers thereof shall be registrable, at the corporate trust office of the Trustee in New York, New York; provided however, that at the option of the Company, payment of interest may be made by check mailed to the address of the person entitled thereto at such person's registered address.

         Global Securities: The Senior Subordinated Notes shall not be issuable as Global Securities.

         Trustee: The Bank of New York shall serve as the trustee, depositary, authenticating or paying agent, transfer agent and registrar with respect to the Senior Notes.

         Names and Addresses of Underwriters:

                  Dillon, Read & Co. Inc.
                  Donaldson, Lufkin & Jenrette Securities Corporation J.P. Morgan Securities Inc.
                  Merrill Lynch, Pierce, Fenner & Smith Incorporated
                  c/o      Dillon, Read & Co. Inc.
                           535 Madison Avenue
                           New York, New York 10022